UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

Statement of Eligibility and Qualification Under the

Trust Indenture Act of 1939 of a Corporation

Designated to Act as Trustee

___ Check if an application to determine eligibility

of a trustee pursuant to section 305(b)(2)

Deutsche Bank National Trust Company

(Exact name of trustee as specified in its charter)

300 South Grand Avenue
Los Angeles, California 90071	13-3347003
(Address of principal	(I.R.S. Employer
executive offices)	Identification No.)

MortgageIT Securities Corp.

(Exact name of obligor as specified in its charter)

Delaware	56-2483326
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

33 Maiden Lane
New York, New York	10038
(Address of principal executive offices)	(Zip Code)

MortgageIT Trust 2005-4, Mortgage-Backed Notes, Series 2005-4

(Title of the Indenture Securities)

Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME	ADDRESS
Office of the Comptroller	1114 Avenue of the
of the Currency	Americas, Suite 3900
New York, New York 10036

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16. List of Exhibits

Exhibit 1 -

Articles of Association as amended on April 15, 2002.

Exhibit 2 -

Certificate of the Comptroller of the Currency dated May 12, 2005.

Exhibit 3 -

Certification of Fiduciary Powers dated May 12, 2005.

Exhibit 4 -

Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5 -

Not Applicable.

Exhibit 6 -

Consent of Deutsche Bank National Trust Company required by Section

321(b) of the Act.

Exhibit 7 -

Reports of Condition of Deutsche Bank National Trust Company, dated as of June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 17th day of August, 2005.

Deutsche Bank National Trust Company
By:	/s/ Ronaldo Reyes
Ronaldo Reyes
Vice President

BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

CERTIFICATE

I, Ronaldo Reyes, DO HEREBY CERTIFY THAT:

1. I am the duly elected Asst. V.P. of Deutsche Bank National Trust Company, a national bank organized and existing under the laws of the United States of America (the "Association").

2. The Articles of Association of the Association, under the name of BT Trust Company of California, National Association, were filed with the Comptroller of the Currency, Northeastern District office on February 13, 1986 (the "Original Articles"). A copy of said Original Articles, as amended from time to time and as certified by the Comptroller of the Currency on February 4, 2002, is attached hereto as Exhibit A.

3. A further amendment to the Articles of Association of the Association changing the title of the Association to "Deutsche Bank National Trust Company" effective April 15, 2002, was filed with the Comptroller of the Currency, Western District Office Licensing Unit on March 28, 2003 (the "Amended Articles"). A copy of that amendment is attached hereto as Exhibit B.

4. The Original Articles and the Amended Articles, taken together, constitute the entire Articles of Association of the Association, as in effect on the date hereof; such Articles of Association of the Association have not been further modified or rescinded.

IN WITNESS WHEREOF, I have set my hand and seal of Deutsche Bank National Trust Company this 24th day of November, 2004.

/s/ Ronaldo Reyes
Ronaldo Reyes
Assistant Vice President

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608)

IN TESTIMONY WHEREOF, I have hereunto

subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, the Monday, February 04, 2002

/s/ John D. Hawke, Jr.
Comptroller of the Currency

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF ASSOCIATION

OF

BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

I, David Abramson, certify that:

1.    I am the duly elected Secretary of Bankers Trust Company of California, N.A.

2.    On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. was adopted:

RESOLVED, that Bankers Trust Holdings, Inc. the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Articles FIFTH of the Articles of Association of BTCal, to read as follows:

The authorized amount of capital stock of this Association shall be 500,00 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. is restated in entirety, as follows:

The authorized amount of capital stock of this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

3.      The foregoing amendment of the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

4.      The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

IN WITNESS WHEREOF, I have set my hand and the seal of this Association this 22nd day of January, 1992.

By:	/s/ David Abramson
Name:	David Abramson
Title:	Secretary

DATE ACCEPTED: February 10, 1992

/s/ John C. Beers
	By:	John C. Beers
Acting Director for Analysis Western District

BT TRUST COMPANY OF CALIFORNIA,

NATIONAL ASSOCIATION

I, DAVID ABRAMSON, certify that:

I am the duly constituted Secretary of BT Trust Company of

California, National Association, and as such officer I am

the official custodian of its records; and that the following is a true and correct copy of a resolution of the

Association's Shareholders, and such resolution is now

lawfully in force and effect:

RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

FIRST:	The title of this Association shall be

"Bankers Trust Company of California, National

Association.

And that the following is a true and correct copy of a resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

RESOLVED, that the amendment of the title of the Association's By-Laws to read "Bankers Trust Company of California, National Association", is hereby approved.

Dated: March 20, 1987
	By:	/s/ David Abramson
	Name:	Secretary

EXHIBIT A

Filed

Comptroller of The Currency

Northeastern District

Date FEB 13 1986

BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

ARTICLES OF ASSOCIATION

For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction, (b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.

/s/ Peter E. Lengyel	10/7/85
Peter E. Lengyel	date

/s/ Harold K. Atkins	10/7/85
Harold K. Atkins	date

/s/ John L. Murphy	10/7/85
John L. Murphy	date

/s/ Allan C. Martin	10/7/85
Allan C. Martin	date

/s/ Rein Lumi	10/7/85
Rein Lumi	date

/s/ Gerard P. Hourihan	10/7/85
Gerard P. Hourihan	date

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson
Notary Public
DAVID ABRAMSON Notary Public, State of New York No. 60-0007785 Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson
Notary Public
DAVID ABRAMSON Notary Public, State of New York No. 60-0007785 Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson
Notary Public
DAVID ABRAMSON Notary Public, State of New York No. 60-0007785 Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson
Notary Public
DAVID ABRAMSON Notary Public, State of New York No. 60-0007785 Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson
Notary Public
DAVID ABRAMSON Notary Public, State of New York No. 60-0007785 Commission Expires March 30, 1987

State of New York

County of New York

Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

Witness my hand and seal of office this 7 day of October, 1985.

/s/ David Abramson
Notary Public
DAVID ABRAMSON Notary Public, State of New York No. 60-0007785 Commission Expires March 30, 1987

EXHIBIT B

Comptroller of the Currency

Administrator of National Banks

Attn: Licensing Unit

50 Fremont Street, Suite 3900

San Francisco, CA 94105

(415) 545-5930, FAX (415) 442-5315

April 4, 2002

Sandra L. West

Assistant Secretary

C/o Deutsche Bank

31 West 52nd Street-M/S NYC09-0810

New York, NY 10019

Re:	Title Change
Bankers Trust Company of California, N.A.
Los Angeles, California
Charter No. 18608

Dear Ms. West:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of Association of Bankers Trust Company of California, National Association. The OCC will update their records to reflect that as of April 15, 2002, the Title of Bankers Trust Company of California, National Association, Charter Number 18608 will change to Deutsche Bank National Trust Company.

The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,

/s/ James A. Bundy
James A. Bundy
Licensing Manager

Enclosure

BANKERS TRUST COMPANY OF CALIFORNIA,

NATIONAL ASSOCIATION

I, DAVID ABRAMSON, certify that:

1.    I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California), and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:

RESOLVED, that the Association is hereby authorized to amend the First Article of Association read as follows:

FIRST: The title of this Association shall be

"Deutsche Bank National Trust Company."

FURTHER RESOLVED, that the effective date of the amendment of the

First Article of Association shall be April 15, 2002.

2.    The following is a true and correct copy of a resolution of the Association's Board of Directors, and such resolution is now lawfully in force and effect:

RESOLVED, that the amendment of the First Article of Association to change the title of the Association "Deutsche Bank National Trust Company" is hereby approved, effective April 15, 2002.

3.    The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, National Association on March 21, 2002.

4.    The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.

/s/ David Abramson
Secretary

STATE OF	)
	)	ss.:
COUNTY OF	)

On the 27th day of March in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;

/s/ Sandra L. West
Notary Public

Sandra L. West

Notary Public, State of New York

No. 01WE4942401

Qualified in New York County

Commission Expires September 19, 2002

Office of the Comptroller of the Currency

Accepted by: /s/ James A. Bundy

James A. Bundy, Licensing Manager

Date: 4/4/03

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1.

The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2.

Effective April 15, 2002, the title of "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608), was changed to "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608).

IN TESTIMONY WHEREOF, I have

hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 17th day of May, 2002.

/s/ John D. Hawke, Jr.
Comptroller of the Currency

Deutsche Bank

Office of the Secretary	OCC	Bankers Trust Corporation
	Mar 29 2002	31 West 52nd Street, NYC09-0810
Sandra L. West	Western District	New York, NY 10019
Assistant Secretary		Tel 212 469-8174
Fax 646-324-9056

sandra.l.west@db.com

March 28, 2002

Mr. James A. Bundy, Licensing Manager

Office of the Comptroller of the Currency

Western District Office

50 Femont Street

Suite 3900

San Francisco, CA 94105-2292

Dear Mr. Bundy:

Re:	Bankers Trust Company of California, National Association (Charter No. 18608)

Please be advised that the Board of Directors and sole shareholder of Bankers Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:

From:	Bankers Trust Company of California, National Association

To:	Deutsche Bank National Trust Company

Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.

The Association, whose principal office is located at 300 South Grand Avenue, Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.

From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers Trust Corporation) ("Bankers Trust"). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange ("NYSE") and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche Bank brand has increased significantly. Management now deems

Mr. James A. Bundy

March 28, 2002

it in the best interests of the firm at this time to consolidate all of the U.S.-based businesses under the global Deutsche Bank brand.

Thank you for your consideration in this matter.

Please direct any questions or problems regarding this application to the undersigned, as follows:

c/o Deutsche Bank
31 West 52nd Street - M/S NYC09-0810
New York, NY 10019
Phone: (212) 469-8174
Fax: (646) 324-9056

Sincerely yours,
BANKERS TRUST CORPORATION.

By:	/s/ Sandra L. West
Name:	Sandra L. West
Title:	Assistant Secretary

enclosures

cc:	Joseph Marcy, OCC Lead Trust Examiner

Foy B. Hester, Vice President and Controller
Bankers Trust Company of California, N.A,

David Abramson, Secretary and Counsel
Bankers Trust Company of California, N.A.

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Julie L. Williams, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

IN TESTIMONY WHEREOF, I have hereunto subscribed

my name and caused my seal of office to be affixed

to these presents at the Treasury Department in the

City of Washington and District of Columbia, this

May 12, 2005.

/s/ Julie L. Williams
Acting Comptroller of the Currency

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

Certificate of Fiduciary Powers

I, Julie L. Williams, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.

IN TESTIMONY WHEREOF, I have hereunto

subscribed my name and caused my seal of office to

be affixed to these presents at the Treasury

Department in the City of Washington and District

of Columbia, this May 12, 2005.

/s/ Julie L. Williams
Acting Comptroller of the Currency

CERTIFICATE

I, Ronaldo Reyes, do hereby certify that:

1. I am a duly elected Vice President of Deutsche Bank National Trust Company (formerly known as Bankers Trust Company of California, N.A.), a corporation duly organized and validly existing under the laws of the United States of America (the "Company");

2. Attached hereto is a true, correct and complete copy of the By-laws of the Company as in effect on the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of DEUTSCHE BANK NATIONAL TRUST COMPANY this 17th day of August, 2005.

/s/ Ronaldo Reyes
Ronaldo Reyes
Vice President

BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

BY-LAWS

ARTICLE I

Meetings of Shareholders

Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

ARTICLE II

Directors

Section 2.1. Board of Directors. The board of directors(hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time , and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

ARTICLE III

Committees of the Board

Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

ARTICLE IV

Officers and Employees

Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.

ARTICLE V

Trust Department

Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.

ARTICLE VI

Stock and Stock Certificate

Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

ARTICLE VII

Corporate Seal

The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

(Impression)

( of )

( Seal )

ARTICLE VIII

Miscellaneous Provisions

Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

ARTICLE IX

By-Laws

Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by MortgageIT Trust 2005-4, Mortgage-Backed Notes, Series 2005-4, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

August 17, 2005

Deutsche Bank National Trust Co.

By:	/s/ Ronaldo Reyes
Ronaldo Reyes
Vice President

Institution Name;Deutsche Bank National Trust Company
Institution Address;300 SOUTH GRAND AVENUE,  41ST FLOOR
;LOS ANGELES;CA;90071

Certificate Number;26732

Selected Form;CALL 41
Selected Report Date;06/30/2005

SELECTED DENAME;SELECTED MDRM NUMBER ;DENAME VALUE ; FFIEC ITEM DESCRIPTION
                   ;          ;        ; Schedule RC Balance Sheet
                   ;          ;        ; ASSETS
                   ;          ;        ; 1. Cash and balances due from depository institutions (from Schedule RC A)
NONINTBAL          ; RCON0081 ; 5      ; 1.a. Noninterest bearing balances and currency and coin*
INTBAL             ; RCON0071 ; 30720  ; 1.b. Interest bearing balances**
                   ;          ;        ; 2. Securities:
SECURHTM           ; RCON1754 ; 0      ; 2.a. Held to maturity securities (from Schedule RC B, column A)
SECURAFS           ; RCON1773 ; 82156  ; 2.b. Available for sale securities (from Schedule RC B, column D)
FFSDOM1D           ; RCONB987 ; 0      ; 3.a. Federal funds sold in domestic offices
SPURDF             ; RCONB989 ; 0      ; 3.b. Securities purchased under agreements to resell***
                   ;          ;        ; 4. Loans and lease financing receivables (from Schedule RC C):
SALELNLSE          ; RCON5369 ; 0      ; 4.a. Loans and leases held for sale
LOANLSENUI         ; RCONB528 ; 0      ; 4.b. Loans and leases, net of unearned income
RESLOANS           ; RCON3123 ; 0      ; 4.c. LESS: Allowance for loan and lease losses
LOANLSENET         ; RCONB529 ; 0      ; 4.d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)
TRADEAST           ; RCON3545 ; 0      ; 5. Trading assets (from Schedule RC D)
BKPRMFF            ; RCON2145 ; 5487   ; 6. Premises and fixed assets (including capitalized leases)
RE                 ; RCON2150 ; 0      ; 7. Other real estate owned (from Schedule RC M)
INVSUB             ; RCON2130 ; 0      ; 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC M)
CUSLIAB            ; RCON2155 ; 0      ; 9. Customers liability to this bank on acceptances outstanding
                   ;          ;        ; 10. Intangible assets:
GOODWILL           ; RCON3163 ; 0      ; 10.a. Goodwill
OTHINGASET         ; RCON0426 ; 0      ; 10.b. Other intangible assets (from Schedule RC M)
OASSETS            ; RCON2160 ; 28900  ; 11. Other assets (from Schedule RC F)
ASSETS             ; RCON2170 ; 147268 ; 12. Total assets (sum of items 1 through 11)
                   ;          ;        ; LIABILITIES
                   ;          ;        ; 13. Deposits:
DEPOSITS           ; RCON2200 ; 0      ; 13.a. In domestic offices (sum of totals of columns A and C from Schedule RC E, part I)
NONINTDEP          ; RCON6631 ; 0      ; 13.a.(1) Noninterest bearing****
INTBEARDEP         ; RCON6636 ; 0      ; 13.a.(2) Interest bearing
                   ;          ;        ; Not applicable
                   ;          ;        ; 14. Federal funds purchased and securities sold under agreements to repurchase
FFPDOMO            ; RCONB993 ; 0      ; 14.a. Federal funds purchased in domestic offices*****
SSOLDDF            ; RCONB995 ; 0      ; 14.b. Securities sold under agreements to repurchase******
TRADELIAB          ; RCON3548 ; 0      ; 15. Trading liabilities (from Schedule RC D)
OTHBMONEY          ; RCON3190 ; 0      ; 16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)(from Schedule RC M)
                   ;          ;        ; 17. Not applicable
ACCEPTT            ; RCON2920 ; 0      ; 18.banks liability on acceptances executed and outstanding
SUBND              ; RCON3200 ; 0      ; 19. Subordinated notes and debentures*******
OLIAB              ; RCON2930 ; 24683  ; 20. Other liabilities (from Schedule RC G)
LIABIL             ; RCON2948 ; 24683  ; 21. Total liabilities (sum of items 13 through 20)
OLMINOR            ; RCON3000 ; 0      ; 22. Minority interest in consolidated subsidiaries
                   ;          ;        ; EQUITY CAPITAL
PERPPFDSTK         ; RCON3838 ; 0      ; 23. Perpetual preferred stock and related surplus
COMPAR             ; RCON3230 ; 50000  ; 24. Common stock
SURPLUS            ; RCON3839 ; 50000  ; 25. Surplus (exclude all surplus related to preferred stock)
UNDIVDAGG          ; RCON3632 ; 22596  ; 26.a. Retained earnings
ACCOMINC           ; RCONB530 ; -11    ; 26.b. Accumulated other comprehensive income********
OTHEQCAP           ; RCONA130 ; 0      ; 27. Other equity capital components*********
CAPITAL            ; RCON3210 ; 122585 ; 28. Total equity capital (sum of items 23 through 27)
TOTLICAP           ; RCON3300 ; 147268 ; 29. Total liabilities, minority interest, and equity capital (sum of items 21,22,and 28)
                   ;          ;        ; Memorandum
                   ;          ;        ; To be reported with the March Report of Condition.
AUDIT_C            ; RCON6724 ;        ; M.1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2004
                   ;          ;        ; 1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
                   ;          ;        ; 2 = Independent audit of the banks parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a
                   ;          ;        ; 3 = Attestation on bank managements assertion on the effectiveness of the banks internal control over financial reporting by a certified public accounting firm
                   ;          ;        ; 4 = Directors examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
                   ;          ;        ; 5 = Directors examination of the bank performed by other external auditors (may be required by state chartering authority)
                   ;          ;        ; 6 = Review of the banks financial statements by external auditors
                   ;          ;        ; 7 = Compilation of the banks financial statements by external auditors
                   ;          ;        ; 8 = Other audit procedures (excluding tax preparation work)
                   ;          ;        ; 9 = No external audit work
                   ;          ;        ; * Includes cash items in process of collection and unposted debits.
                   ;          ;        ; ** Includes time certificates of deposit not held for trading.
                   ;          ;        ; ***  Includes all securities resale agreements, regardless of maturity.
                   ;          ;        ; ****  Includes total demand deposits and noninterest bearing time and savings deposits.
                   ;          ;        ; ***** Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
                   ;          ;        ; ****** Includes all securities repurchase, regardless of maturity.
                   ;          ;        ; ******* Includes limited-life preferred stock and related surplus.
                   ;          ;        ; ******** Includes net unrealized holding gains (losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
                   ;          ;        ; ********* Includes treasury stock and unearned Employee Stock Ownership Plan shares.
                   ;          ;        ; Schedule RC A Cash and Balances Due From Depository Institutions
                   ;          ;        ; Schedule RC A is to be completed only by banks with $300 million or more in total assets.
                                         Exclude assets held for trading.
                   ;          ;        ; Exclude assets held for trading.
                   ;          ;        ; 1. Cash items in process of collection, unposted debits, and currency and coin
CASHITM            ; RCON0020 ;        ; 1.a. Cash items in process of collection and unposted debits
COIN               ; RCON0080 ;        ; 1.b. Currency and coin
                   ;          ;        ; 2. Balances due from depository institutions in the U.S.
BALUSFOR           ; RCON0083 ;        ; 2.a. U.S.branches and agencies of foreign banks
BALUSUS            ; RCON0085 ;        ; 2. B. Other commercial banks in the U.S. and other depository institutions in the U.S.
                   ;          ;        ; 3. Balances due from banks in foreign countries and foreign central banks
BALFORUS           ; RCON0073 ;        ; 3.a. Foreign branches of other U.S. banks
BALFORNUS          ; RCON0074 ;        ; 3.b. Other banks in foreign countries and foreign central banks
FEDRES             ; RCON0090 ;        ; 4. Balances due from Federal Reserve Banks
TOTCASH            ; RCON0010 ;        ; Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)
                   ;          ;        ; Schedule RC B Securities. Exclude assets held for trading.
USTRESHAM          ; RCON0211 ; 0      ; 1. U.S. Treasury securities ((Held to maturity) (Column A) Amortized Cost)
USTRESHFV          ; RCON0213 ; 0      ; 1. U.S. Treasury securities ((Held to maturity) (Column B) Fair Value)
USTRESAAM          ; RCON1286 ; 74962  ; 1. U.S. Treasury securities ((Available for sale) (Column C) Amortized Cost)
USTRESAFV          ; RCON1287 ; 74949  ; 1. U.S. Treasury securities ((Available for sale) (Column D) Fair Value)
                   ;          ;        ; 2. U.S. Government agency obligations (exclude mortgage backed securities):
ISSBYUSHAM         ; RCON1289 ; 0      ; 2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column A) Amortized Cost)
ISSBYUSHFV         ; RCON1290 ; 0      ; 2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column B) Fair Value)
ISSBYUSAAM         ; RCON1291 ; 0      ; 2.a. Issued by U.S. Government agencies* ((Available for sale) (Column C) Amortized Cost)
ISSBYUSAFV         ; RCON1293 ; 0      ; 2.a. Issued by U.S. Government agencies* ((Available for sale) (Column D) Fair Value)
ISSBYAGHAM         ; RCON1294 ; 0      ; 2.b. Issued by U.S. sponsored agencies** ((Held to maturity) (Column A) Amortized Cost)
ISSBYAGHFV         ; RCON1295 ; 0      ; 2.b. Issued by U.S. sponsored agencies** ((Held to maturity) (Column B) Fair Value)
ISSBYAGAAM         ; RCON1297 ; 7148   ; 2.b. Issued by U.S. sponsored agencies** ((Available for sale) (Column C) Amortized Cost)
ISSBYAGAFV         ; RCON1298 ; 7148   ; 2.b. Issued by U.S. sponsored agencies** ((Available for sale) (Column D) Fair Value)
SECSPSHAM          ; RCON8496 ; 0      ; 3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity) (Column A) Amortized Cost)
SECSPSHFV          ; RCON8497 ; 0      ; 3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity) (Column B) Fair Value)
SECSPSAAM          ; RCON8498 ; 0      ; 3. Securities issued by states and political subdivisions in the U.S. ((Available for sale) (Column C) Amortized Cost)
SECSPSAFV          ; RCON8499 ; 0      ; 3. Securities issued by states and political subdivisions in the U.S. ((Available for sale) (Column D) Fair Value)
                   ;          ;        ; 4. Mortgage backed securities (MBS):
                   ;          ;        ; 4.a. Pass-through securities:
PASSGTYHAM         ; RCON1698 ; 0      ; 4.a.(1) Guaranteed by GNMA. ((Held to maturity) (Column A) Amortized Cost)
PASSGTYHFV         ; RCON1699 ; 0      ; 4.a.(1) Guaranteed by GNMA. ((Held to maturity) (Column B) Fair Value)
PASSGTYAAM         ; RCON1701 ; 0      ; 4.a.(1) Guaranteed by GNMA. ((Available for sale) (Column C) Amortized Cost)
PASSGTYAFV         ; RCON1702 ; 0      ; 4.a.(1) Guaranteed by GNMA. ((Available for sale) (Column D) Fair Value) ((Available for sale) (Column D) Fair Value)
PASSISSHAM         ; RCON1703 ; 0      ; 4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column A) Amortized Cost)
PASSISSHFV         ; RCON1705 ; 0      ; 4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column B) Fair Value)
PASSISSAAM         ; RCON1706 ; 0      ; 4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column C) Amortized Cost)
PASSISSAFV         ; RCON1707 ; 0      ; 4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column D) Fair Value)
PASSPVTHAM         ; RCON1709 ; 0      ; 4.a.(3) Other pass-through securities ((Held to maturity) (Column A) Amortized Cost)
PASSPVTHFV         ; RCON1710 ; 0      ; 4.a.(3) Other pass-through securities ((Held to maturity) (Column B) Fair Value)
PASSPVTAAM         ; RCON1711 ; 0      ; 4.a.(3) Other pass-through securities ((Available for sale) (Column C) Amortized Cost)
PASSPVTAFV         ; RCON1713 ; 0      ; 4.a.(3) Other pass-through securities ((Available for sale) (Column D) Fair Value)
                   ;          ;        ; 4.b. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS)
CMOISSHAM          ; RCON1714 ; 0      ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column A) Amortized Cost)
CMOISSHFV          ; RCON1715 ; 0      ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column B) Fair Value)
CMOISSAAM          ; RCON1716 ; 0      ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column C) Amortized Cost)
CMOISSAFV          ; RCON1717 ; 0      ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column D) Fair Value)
CMOCOLHAM          ; RCON1718 ; 0      ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA,FHLMC, or GNMA ((Held to maturity) (Column A) Amortized Cost)
CMOCOLHFV          ; RCON1719 ; 0      ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA,FHLMC, or GNMA ((Held to maturity) (Column B) Fair Value)
CMOCOLAAM          ; RCON1731 ; 0      ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA,FHLMC, or GNMA ((Available for sale) (Column C) Amortized Cost)
CMOCOLAFV          ; RCON1732 ; 0      ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA,FHLMC, or GNMA ((Available for sale) (Column D) Fair Value)
CMOPVTHAM          ; RCON1733 ; 0      ; 4.b.(3) All other mortgage backed securities ((Held to maturity) (Column A) Amortized Cost)
CMOPVTHFV          ; RCON1734 ; 0      ; 4.b.(3) All other mortgage backed securities ((Held to maturity) (Column B) Fair Value)
CMOPVTAAM          ; RCON1735 ; 0      ; 4.b.(3) All other mortgage backed securities ((Available for sale) (Column C) Amortized Cost)
CMOPVTAFV          ; RCON1736 ; 0      ; 4.b.(3) All other mortgage backed securities ((Available for sale) (Column D) Fair Value)
                   ;          ;        ; 5. Asset backed securities (ABS):
CRCDRCVHAM         ; RCONB838 ; 0      ; 5.a. Credit card receivables ((Held to maturity) (Column A) Amortized Cost)
CRCDRCVHFV         ; RCONB839 ; 0      ; 5.a. Credit card receivables ((Held to maturity) (Column B) Fair Value)
CRCDRCVAAM         ; RCONB840 ; 0      ; 5.a. Credit card receivables ((Available for sale) (Column C) Amortized Cost)
CRCDRCVAFV         ; RCONB841 ; 0      ; 5.a. Credit card receivables ((Available for sale) (Column D) Fair Value)
HEQLHAM            ; RCONB842 ; 0      ; 5.b. Home equity lines ((Held to maturity) (Column A) Amortized Cost)
HEQLHFV            ; RCONB843 ; 0      ; 5.b. Home equity lines ((Held to maturity) (Column B) Fair Value)
HEQLAAM            ; RCONB844 ; 0      ; 5.b. Home equity lines ((Available for sale) (Column C) Amortized Cost)
HEQLAFV            ; RCONB845 ; 0      ; 5.b. Home equity lines ((Available for sale) (Column D) Fair Value)
AUTOLHAM           ; RCONB846 ; 0      ; 5.c. Automobile loans ((Held to maturity) (Column A) Amortized Cost)
AUTOLHFV           ; RCONB847 ; 0      ; 5.c. Automobile loans ((Held to maturity) (Column B) Fair Value)
AUTOLAAM           ; RCONB848 ; 0      ; 5.c. Automobile loans ((Available for sale) (Column C) Amortized Cost)
AUTOLAFV           ; RCONB849 ; 0      ; 5.c. Automobile loans ((Available for sale) (Column D) Fair Value)
CONSLNHAM          ; RCONB850 ; 0      ; 5.d. Other consumer loans ((Held to maturity) (Column A) Amortized Cost)
CONSLNHFV          ; RCONB851 ; 0      ; 5.d. Other consumer loans ((Held to maturity) (Column B) Fair Value)
CONSLNAAM          ; RCONB852 ; 0      ; 5.d. Other consumer loans ((Available for sale) (Column C) Amortized Cost)
CONSLNAFV          ; RCONB853 ; 0      ; 5.d. Other consumer loans ((Available for sale) (Column D) Fair Value)
CIABSHAM           ; RCONB854 ; 0      ; 5.e. Commercial and industrial loans ((Held to maturity) (Column A) Amortized Cost)
CIABSHFV           ; RCONB855 ; 0      ; 5.e. Commercial and industrial loans ((Held to maturity) (Column B) Fair Value)
CIABSAAM           ; RCONB856 ; 0      ; 5.e. Commercial and industrial loans ((Available for sale) (Column C) Amortized Cost)
CIABSAFV           ; RCONB857 ; 0      ; 5.e. Commercial and industrial loans ((Available for sale) (Column D) Fair Value)
OTHABSHAM          ; RCONB858 ; 0      ; 5.f. Other ((Held to maturity) (Column A) Amortized Cost)
OTHABSHFV          ; RCONB859 ; 0      ; 5.f. Other ((Held to maturity) (Column B) Fair Value)
OTHABSAAM          ; RCONB860 ; 0      ; 5.f. Other ((Available for sale) (Column C) Amortized Cost)
OTHABSAFV          ; RCONB861 ; 0      ; 5.f. Other ((Available for sale) (Column D) Fair Value)
                   ;          ;        ; 6. Other debt securities:
ODOMDBTHAM         ; RCON1737 ; 0      ; 6.a. Other domestic debt securities ((Held to maturity) (Column A) Amortized Cost)
ODOMDBTHFV         ; RCON1738 ; 0      ; 6.a. Other domestic debt securities ((Held to maturity) (Column B) Fair Value)
ODOMDBTAAM         ; RCON1739 ; 0      ; 6.a. Other domestic debt securities ((Available for sale) (Column C) Amortized Cost)
ODOMDBTAFV         ; RCON1741 ; 0      ; 6.a. Other domestic debt securities ((Available for sale) (Column D) Fair Value)
FORDBTHAM          ; RCON1742 ; 0      ; 6.b. Foreign debt securities ((Held to maturity) (Column A) Amortized Cost)
FORDBTHFV          ; RCON1743 ; 0      ; 6.b. Foreign debt securities ((Held to maturity) (Column B) Fair Value)
FORDBTAAM          ; RCON1744 ; 0      ; 6.b. Foreign debt securities ((Available for sale) (Column C) Amortized Cost)
FORDBTAFV          ; RCON1746 ; 0      ; 6.b. Foreign debt securities ((Available for sale) (Column D) Fair Value)
EQFVMUTAAM         ; RCONA510 ; 59     ; 7. Investments in mutual funds and other equity securities with readily determinable fair values.*** ((Available for sale) (Column C) Amortized Cost) ((Available for sale)
EQFVMUTAFV         ; RCONA511 ; 59     ; 7. Investments in mutual funds and other equity securities with readily determinable fair values.***((Available for sale) (Column D) Fair Value) ((Available for sale)
TOTHTMAMRT         ; RCON1754 ; 0      ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                            (total of column D must equal Schedule RC, item 2.b) ((Held to maturity)
TOTHTMFVAL         ; RCON1771 ; 0      ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                            (total of column D must equal Schedule RC, item 2.b) ((Held to maturity) (Column B)
TOTAFSAMRT         ; RCON1772 ; 82169  ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                            (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column C)
TOTAFSFVAL         ; RCON1773 ; 82156  ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                            (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column D)
                   ;          ;        ; Memoranda
SECPLEDGED         ; RCON0416 ; 600    ; 1. Pledged securities****
                   ;          ;        ; 2. Maturity and repricing data for debt securities****,***** (excluding those in nonaccrual status)
                   ;          ;        ; 2.a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S., other non mortgage debt securities, and mortgage pass through:******,*******
NMTGDBT3LES        ; RCONA549 ; 36401  ; 2.a.(1) Three months or less
NMTGDBT3_12        ; RCONA550 ; 45696  ; 2.a.(2) Over three months through 12 months
NMTGDBT1_3         ; RCONA551 ; 0      ; 2.a.(3) Over one year through three years
NMTGDBT3_5         ; RCONA552 ; 0      ; 2.a.(4) Over three years through five years
NMTGDBT5_15        ; RCONA553 ; 0      ; 2.a.(5) Over five years through 15 years.
NMTGDBTOV15        ; RCONA554 ; 0      ; 2.a.(6) Over 15 years
                   ;          ;        ; 2.b. Mortgage pass through securities backed by closed end first lien 1 to 4 family residential mortgages with a remaining maturity or next repricing date of:******,********
MTGPASS3LES        ; RCONA555 ; 0      ; 2.b.(1) Three months or less
MTGPASS3_12        ; RCONA556 ; 0      ; 2.b.(2) Over three months through 12 months
MTGPASS1_3         ; RCONA557 ; 0      ; 2.b.(3) Over one year through three years
MTGPASS3_5         ; RCONA558 ; 0      ; 2.b.(4) Over three years through five years
MTGPASS5_15        ; RCONA559 ; 0      ; 2.b.(5) Over five years through 15 years
MTGPASSOV15        ; RCONA560 ; 0      ; 2.b.(6) Over 15 years
                   ;          ;        ; 2.c. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS, exclude mortgage pass through securities) with an expected average life of:*********
OTHMBS3LES         ; RCONA561 ; 0      ; 2.c.(1) Three years or less
OTHMBSOVR3         ; RCONA562 ; 0      ; 2.c.(2) Over three years
DBTSECLT1          ; RCONA248 ; 82097  ; 2.d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)
AMRTRANSEC         ; RCON1778 ; 0      ; 3. Amortized cost of held to maturity securities sold or transferred to available for sale or trading securities during the calendar year to date (report the amortized cost at
                   ;          ;        ; 4. Structured notes (included in the held to maturity and available for sale accounts in Schedule RC B, items 2,3,5,and 6)
STRUNOTEAM         ; RCON8782 ; 0      ; 4.a. Amortized cost
STRUNOTEFV         ; RCON8783 ; 0      ; 4.b. Fair value
                   ;          ;        ; * Includes Small Business Administration Guaranteed Loan Pool Certificates, U.S. Maritime Administration obligations, and Export Import Bank participation certificates.
                   ;          ;        ; ** Includes obligations (other than mortgage backed securities) issued by the Farm Credit System, the Federal Home Loan banks system, the Federal Home Loan Mortgage Corporation,
                   ;          ;        ; *** Report Federal Reserve stock, Federal Home Loan banks tock, and bankers banks tock in Schedule RC F, item 4.
                   ;          ;        ; **** Includes held to maturity securities at amortized cost and available for sale securities at fair value.
                   ;          ;        ; ***** Exclude investments in mutual funds and other equity securities with readily determinable fair values.
                   ;          ;        ; ****** Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
                   ;          ;        ; ******* Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC N,
                   ;          ;        ; ******** Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass through securities backed by closed end first lien 1 to 4 family residential mortgages included in Schedule RC N,
                   ;          ;        ; ********* Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual Other mortgage backed securities included in Schedule RC N, item 9, column C, must equal Schedule RC B, item 4.b,
                   ;          ;        ; Schedule RC C Loans and Lease Financing Receivables
                   ;          ;        ; Part I. Loans and Leases
                   ;          ;        ; 1. Loans secured by real estate.
RECONS             ; RCON1415 ; 0      ; 1.a. Construction, land development, and other land loans ((Column B) To Be Complete by All Banks)
REFARM             ; RCON1420 ; 0      ; 1.b. Secured by farmland (including farm residential and other improvements) ((Column B) To Be Complete by All Banks)
                   ;          ;        ; 1.c. Secured by 1 to 4 family residential properties:
RELINEOFCR         ; RCON1797 ; 0      ; 1.c.(1) Revolving, open end loans secured by 1 4 family residential properties and extended under lines of credit ((Column B) To Be Complete by All Banks)
                   ;          ;        ; 1.c.(2) Closed end loans secured by 1 to 4 family residential properties:
REFAMFSTLN         ; RCON5367 ; 0      ; 1.c.2.(a) Secured by first liens ((Column B) To Be Complete by All Banks)
REFAMJRLN          ; RCON5368 ; 0      ; 1.c.2.(b) Secured by junior liens ((Column B) To Be Complete by All Banks)
REMLTAGG           ; RCON1460 ; 0      ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) To Be Complete by All Banks)
RENONFARM          ; RCON1480 ; 0      ; 1.e. Secured by nonfarm nonresidential properties ((Column B) To Be Complete by All Banks)
FNCOMACC           ; RCON1288 ; 0      ; 2. Loans to depository institutions and acceptances of other banks ((Column B) To Be Complete by All Banks)
                   ;          ;        ; 2.a. To commercial banks in the U.S.: ((Column B) To Be Complete by All Banks)
COMUSBAF           ; RCONB532 ;        ; 2.a.(1) To U.S. branches and agencies of foreign banks ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
COMUSOCUS          ; RCONB533 ;        ; 2.a.(2) To other commercial banks in the U.S. ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
OTHDIUS            ; RCONB534 ;        ; 2.b. To other depository institutions in the U.S. ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
                   ;          ;        ; 2.c. To banks in foreign countries
FORBRUS            ; RCONB536 ;        ; 2.c.(1) To foreign branches of other U.S. banks ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
FOROFOR            ; RCONB537 ;        ; 2.c.(2) To other banks in foreign countries ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
FARM               ; RCON1590 ; 0      ; 3. Loans to finance agricultural production and other loans to farmers ((Column B) To Be Complete by All Banks)
CILOANS            ; RCON1766 ; 0      ; 4. Commercial and industrial loans ((Column B) To Be Complete by All Banks)
CILNSUS            ; RCON1763 ;        ; 4.a. To U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
CILNSNUS           ; RCON1764 ;        ; 4.b. To non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
                   ;          ;        ; 5. Not applicable
                   ;          ;        ; 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
LINDCRCD           ; RCONB538 ; 0      ; 6.a. Credit cards ((Column B) To Be Complete by All Banks)
LINDRECV           ; RCONB539 ; 0      ; 6.b. Other revolving credit plans ((Column B) To Be Complete by All Banks)
OTHERLNIND         ; RCON2011 ; 0      ; 6.c. Other consumer loans (includes single payment, installment, and all student loans) ((Column B) To Be Complete by All Banks)
OLOANSFG           ; RCON2081 ; 0      ; 7. Loans to foreign governments and official institutions (including foreign central banks) ((Column B) To Be Complete by All Banks)
STPOLLOANS         ; RCON2107 ; 0      ; 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. ((Column B) To Be Complete by All Banks)
OLOANSAGG          ; RCON1563 ; 0      ; 9. Other loans ((Column B) To Be Complete by All Banks)
SECLOANAGG         ; RCON1545 ;        ; 9.a. Loans for purchasing or carrying securities (secured and unsecured) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
OLOANSOTH          ; RCON1564 ;        ; 9.b. All other loans (exclude consumer loans) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
DIRLSFIN           ; RCON2165 ; 0      ; 10. Lease financing receivables (net of unearned income) ((Column B) To Be Complete by All Banks)
LEASEUS            ; RCON2182 ;        ; 10.a. Of U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
LEASENONUS         ; RCON2183 ;        ; 10.b. Of non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
UNINC              ; RCON2123 ; 0      ; 11. LESS: Any unearned income on loans reflected in items 1 9 above ((Column B) To Be Complete by All Banks)
TOTLNSLSE          ; RCON2122 ; 0      ; 12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b) ((Column B) To Be Complete by All Banks)
                   ;          ;        ; Memoranda
RESTRLOANS         ; RCON1616 ; 0      ; M.1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC C, part I, above and not reported as past due or nonaccrual in Schedule RC
                   ;          ;        ; M.2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
                   ;          ;        ; M.2.a. Closed end loans secured by first liens on 1 to 4 family residential properties (reported in Schedule RC C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next**,***
LNFSTLN3LES        ; RCONA564 ; 0      ; M.2.a.(1) Three months or less
LNFSTLN3_12        ; RCONA565 ; 0      ; M.2.a.(2) Over three months through 12 months
LNFSTLN1_3         ; RCONA566 ; 0      ; M.2.a.(3) Over one year through three years
LNFSTLN3_5         ; RCONA567 ; 0      ; M.2.a.(4) Over three years through five years
LNFSTLN5_15        ; RCONA568 ; 0      ; M.2.a.(5) Over five years through 15 years.
LNFSTLNOV15        ; RCONA569 ; 0      ; M.2.a.(6) Over 15 years
                   ;          ;        ; M.2.b. All loans and leases (reported in Schedule RC C, part I, items 1 through 10, column B, above) EXCLUDING closed end loans secured by first liens on 1 to 4 family residential properties:**, ****
LNLSOTH3LES        ; RCONA570 ; 0      ; M.2.b.(1) Three months or less
LNLSOTH3_12        ; RCONA571 ; 0      ; M.2.b.(2) Over three months through 12 months
LNLSOTH1_3         ; RCONA572 ; 0      ; M.2.b.(3) Over one year through three years
LNLSOTH3_5         ; RCONA573 ; 0      ; M.2.b.(4) Over three years through five years
LNLSOTH5_15        ; RCONA574 ; 0      ; M.2.b.(5) Over five years through 15 years.
LNLSOTHOV15        ; RCONA575 ; 0      ; M.2.b.(6) Over 15 years
LNLSLT1            ; RCONA247 ; 0      ; M.2.c. Loans and leases (reported in Schedule RC C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)
RECONSTRLN         ; RCON2746 ; 0      ; M.3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC C, part I, items 4 and 9, column B*****
ADJLNFSTLN         ; RCON5370 ; 0      ; M.4. Adjustable rate closed end loans secured by first liens on 1 to 4 family residential properties (included in Schedule RC C, part I, item 1.c.(2)(a), column B)
LNSRENUS           ; RCONB837 ;        ; M.5. To be completed by banks with $300 million or more in total assets:* Loans secured by real estate to non U.S. addressees (domicile) included in Schedule RC C, part I,
OUTSCCF            ; RCONC391 ; 0      ; 6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A
                   ;          ;        ; Memorandum item 7 is to be completed by all banks.
                   ;          ;        ; 7. Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale):
CALLC779           ; RCONC779 ; 0      ; 7.a. Outstanding balance
CALLC780           ; RCONC780 ; 0      ; 7.b. Carrying amount included in Schedule RC-C, part I, items 1 through 9
                   ;          ;        ; Part II. Loans to Small Businesses and Small Farms
                   ;          ;        ; Schedule RC C, Part II is to be reported only with the June Report of Condition.
                   ;          ;        ; Report the number and amount currently outstanding as of June 30 of business loans with original amounts of $1,000,000 or less and farm loans with original amounts of $500,000 or less.
                   ;          ;        ; Loans to Small Businesses
BUSLNSIND          ; RCON6999 ; 0      ; 1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks Loans secured by nonfarm nonresidential properties
                   ;          ;        ; If YES, complete items 2.a and 2.b below, skip items 3 and 4,and go to item 5.
                   ;          ;        ; If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b,complete items 3 and 4 below, and go to item 5.
                   ;          ;        ; If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4,and go to item 5.
                   ;          ;        ; 2. Report the total number of loans currently outstanding for each of the following Schedule RC C, part I, loan categories:
NONFARMNUM         ; RCON5562 ; 0      ; 2.a. Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (Note: Item 1.e divided by the number of loans should NOT exceed $100,000.)
CILNSUSNUM         ; RCON5563 ; 0      ; 2.b. Commercial and industrial loans reported in Schedule RC C, part I, item 4.6 (Note: Item 4,6 divided by the number of loans should NOT exceed $100,000.)
                   ;          ;        ; 3. Number and amount currently outstanding of Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (sum of items 3.a through 3.c must be less than:
NFRM100NUM         ; RCON5564 ; 0      ; 3.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
NONFARM100         ; RCON5565 ; 0      ; 3.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)
NFRM250NUM         ; RCON5566 ; 0      ; 3.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)
NONFARM250         ; RCON5567 ; 0      ; 3.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount Currently Outstanding)
NFRM1MNUM          ; RCON5568 ; 0      ; 3.c. With original amounts of more than $250,000 through $1,000,000 ((Column A) Number of Loans)
NONFRM1M           ; RCON5569 ; 0      ; 3.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount Currently Outstanding)
                   ;          ;        ; 4. Number and amount currently outstanding of Commercial and industrial loans reported in Schedule RC C, part I, item 46 (sum of items 4.a through 4.c must be less than or equal to:
CIUS100NUM         ; RCON5570 ; 0      ; 4.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
CILNUS100          ; RCON5571 ; 0      ; 4.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)
CIUS250NUM         ; RCON5572 ; 0      ; 4.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)
CILNUS250          ; RCON5573 ; 0      ; 4.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount Currently Outstanding)
CIUS1MNUM          ; RCON5574 ; 0      ; 4.c. With original amounts of more than $250,000 through $1,000,000 ((Column A) Number of Loans)
CILNUS1M           ; RCON5575 ; 0      ; 4.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount Currently Outstanding)
                   ;          ;        ; Agricultural Loans to Small Farms
FARMLNIND          ; RCON6860 ; 0      ; 5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks Loans secured by farmland
                   ;          ;        ; If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
                   ;          ;        ; If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
                   ;          ;        ; If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.
                   ;          ;        ; 6. Report the total number of loans currently outstanding for each of the following Schedule RC C, part I, loan categories:
REFARMNUM          ; RCON5576 ; 0      ; 6.a. Loans secured by farmland (including farm residential and other improvements) reported in Schedule RC C, part I, item 1.b, (Note: Item 1.b divided by the number of loans
FARMNUM            ; RCON5577 ; 0      ; 6.b. Loans to finance agricultural production and other loans to farmers reported in Schedule RC C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)
                   ;          ;        ; 7. Number and amount currently outstanding of Loans secured by farmland (including farm residential and other improvements) reported in Schedule RC C, part I, item 1.b:
REFRM100NM         ; RCON5578 ; 0      ; 7.a. With original amounts of $100,000 or less (Column A) Number of Loans ((Column A) Number of Loans)
REFRMLN100         ; RCON5579 ; 0      ; 7.a. With original amounts of $100,000 or less (Column B) Amount Currently Outstanding ((Column B) Amount Currently Outstanding)
REFRM250NM         ; RCON5580 ; 0      ; 7.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)
REFRMLN250         ; RCON5581 ; 0      ; 7.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount Currently Outstanding)
REFRM500NM         ; RCON5582 ; 0      ; 7.c. With original amounts of more than $250,000 through $500,000 ((Column A) Number of Loans)
REFRMLN500         ; RCON5583 ; 0      ; 7.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount Currently Outstanding)
                   ;          ;        ; 8. Number and amount currently outstanding of Loans to finance agricultural production and other loans to farmers reported in Schedule RC C, part I, item 3 (sum of items 8.a through 8.c):
AG100NUM           ; RCON5584 ; 0      ; 8.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
AGLN100            ; RCON5585 ; 0      ; 8.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)
AG250NUM           ; RCON5586 ; 0      ; 8.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)
AGLN250            ; RCON5587 ; 0      ; 8.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount Currently Outstanding)
AG500NUM           ; RCON5588 ; 0      ; 8.c. With original amounts of more than $250,000 through $500,000 ((Column A) Number of Loans)
AGLN500            ; RCON5589 ; 0      ; 8.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount Currently Outstanding)
                   ;          ;        ; * The $300 million asset size test is generally based on the total assets reported on the June 30, 2004, Report of Condition.
                   ;          ;        ; ** Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
                   ;          ;        ; *** Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed end loans secured by first liens on 1 to 4 family residential properties included in Schedule RC N,
                   ;          ;        ; **** Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC N, sum of items 1 through 8, column C, minus nonaccrual closed end loans
                   ;          ;        ; ***** Exclude loans secured by real estate that are included in Schedule RC C, part I, items 1.a through 1.e, column B.
                   ;          ;        ; Schedule RC D Trading Assets and Liabilities
                   ;          ;        ; Schedule RC D is to be completed by banks that reported average trading assets (Schedule RC K, item 7) of $2 million or more for any quarter of the preceding year.
                   ;          ;        ; ASSETS
TAUSTRES           ; RCON3531 ; 0      ; 1. U.S. Treasury securities
TAGENCYOBL         ; RCON3532 ; 0      ; 2. U.S. Government agency obligations in domestic offices (exclude mortgage backed securities)
TASECSTPOL         ; RCON3533 ; 0      ; 3. Securities issued by states and political subdivisions in the U.S.
                   ;          ;        ; 4. Mortgage backed securities (MBS):
TAPASSFNMA         ; RCON3534 ; 0      ; 4.a. Pass through securities issued or guaranteed by FNMA,FHLMC,or GNMA
TACMOFNMA          ; RCON3535 ; 0      ; 4.b. Other mortgage backed securities issued or guaranteed by FNMA,FHLMC,or GNMA (include CMOs,REMICs,and stripped MBS)
TAOMRTGSEC         ; RCON3536 ; 0      ; 4.c. All other mortgage backed securities
TAOTHDBTSE         ; RCON3537 ; 0      ; 5. Other debt securities
                   ;          ;        ; 6. 8. Not applicable
TAOTHER            ; RCON3541 ; 0      ; 9. Other trading assets
                   ;          ;        ; 10. Not applicable
D_TAREVALGNS       ; RCON3543 ;        ; 11. Derivatives with a positive fair value:
TOTRADEAST         ; RCON3545 ; 0      ; 12. Total trading assets (sum of items 1 through 11)(must equal Schedule RC, item 5)
                   ;          ;        ; LIABILITIES
TLSHORTPOS         ; RCON3546 ; 0      ; 13. Liability for short positions
TLREVALOSS         ; RCON3547 ; 0      ; 14. Derivatives with a negative fair value:
TOTRADELIA         ; RCON3548 ; 0      ; 15. Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC, item 15)
                   ;          ;        ; Schedule RC E Deposit Liabilities
                   ;          ;        ; Deposits of:
TRANSIPCCK         ; RCONB549 ; 0      ; 1. Individuals, partnerships, and corporations (include all certified and official checks) (Transaction Accounts ((Column A) Total transaction accounts))
NTRXIPCCK          ; RCONB550 ; 0      ; 1. Individuals, partnerships, and corporations (include all certified and official checks) ( Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TRANSUSGOV         ; RCON2202 ; 0      ; 2. U.S. Government (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits)))
NONTRANUS          ; RCON2520 ; 0      ; 2. U.S. Government ( Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TRANSSTPOL         ; RCON2203 ; 0      ; 3. States and political subdivisions in the U.S. (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits)))
NONTRANST          ; RCON2530 ; 0      ; 3. States and political subdivisions in the U.S. ( Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TRANSCBDEP         ; RCONB551 ; 0      ; 4. Commercial banks and other depository institutions in the U.S. (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits)))
NTRXCBDEP          ; RCONB552 ; 0      ; 4. Commercial banks and other depository institutions in the U.S. ( Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TRANSFORBK         ; RCON2213 ; 0      ; 5. Banks in foreign countries (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits)))
NONTRANFOR         ; RCON2236 ; 0      ; 5. Banks in foreign countries ( Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TRANSFORG          ; RCON2216 ; 0      ; 6. Foreign governments and official institutions (including foreign central banks) (Transaction Accounts ((Column A) Total transaction accounts))
NONTRXFORG         ; RCON2377 ; 0      ; 6. Foreign governments and official institutions (including foreign central banks) ( Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TOTTRANDEP         ; RCON2215 ; 0      ; 7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) (Transaction Accounts ((Column A) Total transaction accounts ))
DEMAND             ; RCON2210 ; 0      ; 7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) ((Column B) Memo: Total demand deposits (included in Column A))
TOTNONTRDP         ; RCON2385 ; 0      ; 7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
                   ;          ;        ; Memoranda
                   ;          ;        ; M.1. Selected components of total deposits (i.e., sum of item 7,columns A and C)
IRAKEOGH           ; RCON6835 ; 0      ; M.1.a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts
BROKERDEP          ; RCON2365 ; 0      ; M.1.b. Total brokered deposits
                   ;          ;        ; M.1.c. Fully insured brokered deposits (included in Memorandum item 1.b above):
BROKRLT100         ; RCON2343 ; 0      ; M.1.c.(1) Issued in denominations of less than $100,000
BROKR100           ; RCON2344 ; 0      ; M.1.c.(2) Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares of $100,000 or less
                   ;          ;        ; M.1.d. Maturity data for brokered deposits:
BKRLT100LT1        ; RCONA243 ; 0      ; M.1.d.(1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)
BKRGT100LT1        ; RCONA244 ; 0      ; M.1.d.(2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)
PREFERDEP          ; RCON5590 ;        ; M.1.e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law)
                   ;          ;        ; M.2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7,column C above):
                   ;          ;        ; M.2.a. Savings deposits:
MMDA               ; RCON6810 ; 0      ; M.2.a.(1) Money market deposit accounts (MMDAs)
OTHSAVDEP          ; RCON0352 ; 0      ; M.2.a.(2) Other savings deposits (excludes MMDAs)
TMUNDER100         ; RCON6648 ; 0      ; M.2.b. Total time deposits of less than $100,000
TMDEPGT100         ; RCON2604 ; 0      ; M.2.c. Total time deposits of $100,000 or more
                   ;          ;        ; 3. Maturity and repricing data for time deposits of less than $100,000:
                   ;          ;        ; 3.a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:*,**
TMLT1003LES        ; RCONA579 ; 0      ; 3.a.(1) Three months or less
TMLT1003_12        ; RCONA580 ; 0      ; 3.a.(2) Over three months through 12 months
TMLT1001_3         ; RCONA581 ; 0      ; 3.a.(3) Over one year through three years
TMLT100OV3         ; RCONA582 ; 0      ; 3.a.(4) Over three years
TMLT100LT1         ; RCONA241 ; 0      ; 3.b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) through 3.a.(2) above)***
                   ;          ;        ; 4. Maturity and repricing data for time deposits of $100,000 or more:
                   ;          ;        ; 4.a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:*,****
TMGT1003LES        ; RCONA584 ; 0      ; 4.a.(1) Three months or less
TMGT1003_12        ; RCONA585 ; 0      ; 4.a.(2) Over three months through 12 months
TMGT1001_3         ; RCONA586 ; 0      ; 4.a.(3) Over one year through three years
TMGT100OV3         ; RCONA587 ; 0      ; 4.a.(4) Over three years
TMGT100LT1         ; RCONA242 ; 0      ; 4.b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) through 4.a.(2) above)***
                   ;          ;        ; * Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
                   ;          ;        ; ** Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC E, Memorandum item 2.b.
                   ;          ;        ; *** Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of.
                   ;          ;        ; **** Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC E, Memorandum item 2.c.
                   ;          ;        ; Schedule RC F Other Assets
OAACIRECV          ; RCONB556 ; 39     ; 1. Accrued interest receivable*
OADEFTAX           ; RCON2148 ; 2745   ; 2. Net deferred tax assets**
                   ;          ;        ; 3. Interest only strips receivable (not in the form of a security)*** on:
MRTGINTSTRP        ; RCONA519 ; 0      ; 3.a. Mortgage loans
OTHASTISTRP        ; RCONA520 ; 0      ; 3.b. Other financial assets
OTEQSECAAM         ; RCON1752 ; 3000   ; 4. Equity securities that do not have readily determinable fair values****
OAOTH              ; RCON2168 ; 23116  ; 5. All other assets (itemize and describe amounts greater than 25,000 that exceed 25% of this item)
PRPDEXP            ; RCON2166 ; 0      ; 5.a. Prepaid expenses
LIFINSCSV          ; RCONC009 ; 0      ; 5.b. Cash surrender value of life insurance
PROPREPO           ; RCON1578 ; 0      ; 5.c. Repossessed personal property (including vehicles)
DERIVPFV           ; RCONC010 ; 0      ; 5.d. Derivatives with a positive fair value held for purposes other than trading
RTINTSCC           ; RCONC436 ; 0      ; 5.e. Retained interests in accrued interest receivable related to securitized credit cards
OAOTHA             ; RCON3549 ; 7315   ; 5.f (TEXT 3549)
OAOTHB             ; RCON3550 ; 15801  ; 5.g.(TEXT 3550)
OAOTHC             ; RCON3551 ; 0      ; 5.h.(TEXT 3551)
TOTOA              ; RCON2160 ; 28900  ; 6. Total (sum of items 1 through 5)(must equal Schedule RC, item 11)
                   ;          ;        ; * Includes accrued interest receivable on loans, leases, debt securities, and other interest bearing assets.
                   ;          ;        ; ** See discussion of deferred income taxes in Glossary entry on income taxes.
                   ;          ;        ; *** Report interest only strips receivable in the form of a security as available for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
                   ;          ;        ; **** Includes Federal Reserve stock, Federal Home Loan banks tock, and bankers banks tock.
                   ;          ;        ; ***** For savings banks, include dividends accrued and unpaid on deposits.
                   ;          ;        ; Schedule RC G Other Liabilities
OLACCDEP           ; RCON3645 ; 0      ; 1.a. Interest accrued and unpaid on deposits*
OLACCEXP           ; RCON3646 ; 19957  ; 1.b. Other expenses accrued and unpaid (includes accrued income taxes payable)
OLDEFTAX           ; RCON3049 ; 0      ; 2. Net deferred tax liabilities**
OLALLOBX           ; RCONB557 ; 0      ; 3. Allowance for credit losses on off balance sheet credit exposures
OLOTH              ; RCON2938 ; 4726   ; 4. All other liabilities (itemize and describe amounts greater than 25,000 that exceed 25% of this item)
ACTPAYBL           ; RCON3066 ; 0      ; 4.a. Accounts payable
DEFCOMPL           ; RCONC011 ; 0      ; 4.b. Deferred compensation liabilities
DIVDNYP            ; RCON2932 ; 0      ; 4.c. Dividends declared but not yet payable
DERIVNFV           ; RCONC012 ; 0      ; 4.d. Derivatives with a negative fair value held for purposes other than trading
OLOTHA             ; RCON3552 ; 4623   ; 4.e.(TEXT 3552)
OLOTHB             ; RCON3553 ; 0      ; 4.f.(TEXT 3553)
OLOTHC             ; RCON3554 ; 0      ; 4.g.(TEXT 3554)
TOTOL              ; RCON2930 ; 24683  ; 5. Total (sum of items 1 through 4)(sum must equal Schedule RC, item 20)
                   ;          ;        ; * For savings banks, include dividends accrued and unpaid on deposits.
                   ;          ;        ; ** See discussion of deferred income taxes in Glossary entry on income taxes.
                   ;          ;        ; Schedule RC K Quarterly Averages*
                   ;          ;        ; ASSETS
AVGINTBAL          ; RCON3381 ; 29717  ; 1. Interest bearing balances due from depository institutions
AVGUSGXM           ; RCONB558 ; 81879  ; 2 U.S. Treasury securities and U.S. Government agency obligations**(excluding mortgage backed securities)
AVGMORTBS          ; RCONB559 ; 0      ; 3 Mortgage backed securities**
AVOSECTS           ; RCONB560 ; 79     ; 4. All other securities **,***(includes securities issued by states and political subdivisions in the U.S.)
AVGFFSOLD          ; RCON3365 ; 0      ; 5. Federal funds sold and securities purchased under agreements to resell
                   ;          ;        ; 6. Loans:
AVLOANS            ; RCON3360 ; 0      ; 6.a. Total loans The following four loan items are to be completed by banks with $25 million or more in total assets:****
AVGSECBYRE         ; RCON3385 ; 0      ; 6.b. Loans secured by real estate
AVGCILOANS         ; RCON3387 ; 0      ; 6.c. Commercial and industrial loans
                   ;          ;        ; 6.d. Loans to individuals for household, family, and other personal expenditures:
AVGINDCRCD         ; RCONB561 ; 0      ; 6.d.(1) Credit cards
AVGINDREVC         ; RCONB562 ; 0      ; 6.d.(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)
AVGTRADE           ; RCON3401 ; 0      ; 7. To be completed by banks with $100 million or more in total assets:****Trading assets
AVDIRLSFIN         ; RCON3484 ; 0      ; 8. Lease financing receivables (net of unearned income)
AVGASSETS          ; RCON3368 ; 131728 ; 9. Total assets*****
                   ;          ;        ; LIABILITIES
AVTRANSDEP         ; RCON3485 ; 0      ; 10. Interest bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)(exclude demand deposits)
                   ;          ;        ; 11. Nontransaction accounts:
AVGSAVD            ; RCONB563 ; 0      ; 11.a. Savings deposits (includes MMDAs)
AVGTMEGT100        ; RCONA514 ; 0      ; 11.b. Time deposits of $100,000 or more
AVGTMELT100        ; RCONA529 ; 0      ; 11.c. Time deposits of less than $100,000
AVFFPUR            ; RCON3353 ; 0      ; 12. Federal funds purchased and securities sold under agreements to repurchase
AVOLIBOR           ; RCON3355 ; 0      ; 13. To be completed by banks with $100 million or more in total assets:**** Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)
                   ;          ;        ; Memorandum
AVGFARMLNS         ; RCON3386 ; 0      ; M.1. Memorandum item 1 is to be completed by:**** banks with $300 million or more in total assets, and banks with $25 million or more in total assets, but less than
                   ;          ;        ; * For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
                   ;          ;        ; ** Quarterly averages for all debt securities should be based on amortized cost.
                   ;          ;        ; *** Quarterly averages for all equity securities should be based on historical cost.
                   ;          ;        ; **** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
                   ;          ;        ; ***** The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the.
                   ;          ;        ; Schedule RC L Derivatives and Off Balance Sheet Items
                   ;          ;        ; Please read carefully the instructions for the preparation of Schedule RC L. Some of the amounts reported in Schedule RC L are regarded as volume indicators and not necessarily as measures of risk.
                   ;          ;        ; 1. Unused commitments:
UNCMMTEQLN         ; RCON3814 ; 0      ; 1.a. Revolving,open end lines secured by 1 to 4 family residential properties, e.g., home equity lines
UNCMMTCRCD         ; RCON3815 ; 0      ; 1.b. Credit card lines
UNCMTRECON         ; RCON3816 ; 0      ; 1.c.(1) Commitments to fund commercial real estate, construction, and land development loans secured by real estate
UNCMTUNSEC         ; RCON6550 ; 0      ; 1.c.(2)  Commitments to fund commercial real estate, construction, and land development loans NOT secured by real estate
UNCMMTSEC          ; RCON3817 ; 0      ; 1.d. Securities underwriting
UNOTHCMMT          ; RCON3818 ; 0      ; 1.e. Other unused commitments
FINSTDBY           ; RCON3819 ; 0      ; 2. Financial standby letters of credit
FINCONVEY          ; RCON3820 ; 0      ; 2.a. Amount of financial standby letters of credit conveyed to others
PERFSTDBY          ; RCON3821 ; 0      ; 3. Performance standby letters of credit
PERFCONVEY         ; RCON3822 ; 0      ; 3.a. Amount of performance standby letters of credit conveyed to others
LETTERCRDT         ; RCON3411 ; 0      ; 4. Commercial and similar letters of credit
PARTCONVEY         ; RCON3428 ; 0      ; 5. To be completed by banks with $100 million or more in total assets:* Participations in acceptances (as described in the instructions) conveyed to others by the reporting bank
SECLENT            ; RCON3433 ; 0      ; 6. Securities lent (including customers securities lent where the customer is indemnified against loss by the reporting bank)
                   ;          ;        ; 7. Notional amount of credit derivatives:
CRDERGTY           ; RCONA534 ; 0      ; 7.a. Credit derivatives on which the reporting bank is the guarantor
CRDERGPOS          ; RCONC219 ; 0      ; 7.a.(1) Gross positive fair value
CRDERGNEG          ; RCONC220 ; 0      ; 7.a.(2) Gross negative fair value
CRDERBNFTR         ; RCONA535 ; 0      ; 7.b. Credit derivatives on which the reporting bank is the beneficiary
CRDERBPOS          ; RCONC221 ; 0      ; 7.b.(1) Gross positive fair value
CRDERBNEG          ; RCONC222 ; 0      ; 7.b.(2) Gross negative fair value
SPOTFGNEX          ; RCON8765 ; 0      ; 8. Spot foreign exchange contracts
OTHCOMMIT          ; RCON3430 ; 0      ; 9. All other off balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)
SECBORROW          ; RCON3432 ; 0      ; 9.a. Securities borrowed
WHENISSPUR         ; RCON3434 ; 0      ; 9.b. Commitments to purchase when issued securities
OTHCOMMITA         ; RCON3555 ; 0      ; 9.c. (TEXT 3555)
OTHCOMMITB         ; RCON3556 ; 0      ; 9.d. (TEXT 3556)
OTHCOMMITC         ; RCON3557 ; 0      ; 9.e. (TEXT 3557)
OTHOFFAST          ; RCON5591 ; 0      ; 10. All other off balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)
WHENISSSEL         ; RCON3435 ; 0      ; 10.a. Commitments to sell when issued securities
OTHOBSASTA         ; RCON5592 ; 0      ; 10.b. (TEXT 5592)
OTHOBSASTB         ; RCON5593 ; 0      ; 10.c. (TEXT 5593)
OTHOBSASTC         ; RCON5594 ; 0      ; 10.d. (TEXT 5594)
OTHOBSASTD         ; RCON5595 ; 0      ; 10.e. (TEXT 5595)
                   ;          ;        ; 11. Year-to-date merchant credit card sales volume:
MCRCDACQ           ; RCONC223 ; 0      ; 11.a. Sales for which the reporting bank is the acquiring bank
MCRCDWRISK         ; RCONC224 ; 0      ; 11.b. Sales for which the reporting bank is the agent bank with risk
                   ;          ;        ; 12. Gross amounts (e.g., notional amounts) (for each column, sum of items 11.a through 11.e must equal sum of items 12 and 13):
INTRTEFUT          ; RCON8693 ; 0      ; 12.a. Futures contracts ((Column A) Interest Rate Contracts)
FGNEXFUT           ; RCON8694 ; 0      ; 12.a. Futures contracts ((Column B) Foreign Exchange Contracts)
EQDERFUT           ; RCON8695 ; 0      ; 12.a. Futures contracts ((Column C) Equity Derivative Contracts)
CMDTYFUT           ; RCON8696 ; 0      ; 12.a. Futures contracts ((Column D) Commodity and Other Contracts)
INTRTEFOR          ; RCON8697 ; 0      ; 12.b. Forward contracts ((Column A) Interest Rate Contracts)
FGNEXFOR           ; RCON8698 ; 0      ; 12.b. Forward contracts ((Column B) Foreign Exchange Contracts)
EQDERFOR           ; RCON8699 ; 0      ; 12.b. Forward contracts ((Column C) Equity Derivative Contracts)
CMDTYFOR           ; RCON8700 ; 0      ; 12.b. Forward contracts ((Column D) Commodity and Other Contracts)
                   ;          ;        ; 12.c. Exchange traded option contracts:
INTRTEWRTET        ; RCON8701 ; 0      ; 12.c.(1) Written options ((Column A) Interest Rate Contracts)
FGNEXWRTET         ; RCON8702 ; 0      ; 12.c.(1) Written options ((Column B) Foreign Exchange Contracts)
EQDERWRTET         ; RCON8703 ; 0      ; 12.c.(1) Written options ((Column C) Equity Derivative Contracts)
CMDTYWRTET         ; RCON8704 ; 0      ; 12.c.(1) Written options ((Column D) Commodity and Other Contracts)
CMDTYPURET         ; RCON8705 ; 0      ; 12.c.(2) Purchased options ((Column A) Interest Rate Contracts)
FGNEXPURET         ; RCON8706 ; 0      ; 12.c.(2) Purchased options ((Column B) Foreign Exchange Contracts)
FGNEXWRTOTC        ; RCON8707 ; 0      ; 12.c.(2) Purchased options ((Column C) Equity Derivative Contracts)
EQDERWRTOTC        ; RCON8708 ; 0      ; 12.c.(2) Purchased options ((Column D) Commodity and Other Contracts)
                   ;          ;        ; 12.d. Over the counter option contracts:
INTRTEWRTOTC       ; RCON8709 ; 0      ; 12.d.(1) Written options ((Column A) Interest Rate Contracts)
FGNEXWRTOTC        ; RCON8710 ; 0      ; 12.d.(1) Written options ((Column B) Foreign Exchange Contracts)
EQDERWRTOTC        ; RCON8711 ; 0      ; 12.d.(1) Written options ((Column C) Equity Derivative Contracts)
CMDTYWRTOTC        ; RCON8712 ; 0      ; 12.d.(1) Written options ((Column D) Commodity and Other Contracts)
INTRTEPUROTC       ; RCON8713 ; 0      ; 12.d.(2) Purchased options ((Column A) Interest Rate Contracts)
FGNEXPUROTC        ; RCON8714 ; 0      ; 12.d.(2) Purchased options ((Column B) Foreign Exchange Contracts)
EQDERPUROTC        ; RCON8715 ; 0      ; 12.d.(2) Purchased options ((Column C) Equity Derivative Contracts)
CMDTYPUROTC        ; RCON8716 ; 0      ; 12.d.(2) Purchased options ((Column D) Commodity and Other Contracts)
INTRTESWAP         ; RCON3450 ; 0      ; 12.e. Swaps ((Column A) Interest Rate Contracts)
FGNEXSWAP          ; RCON3826 ; 0      ; 12.e. Swaps ((Column B) Foreign Exchange Contracts)
EQDERSWAP          ; RCON8719 ; 0      ; 12.e. Swaps ((Column C) Equity Derivative Contracts)
CMDTYSWAP          ; RCON8720 ; 0      ; 12.e. Swaps ((Column D) Commodity and Other Contracts)
INTRTEHFT          ; RCONA126 ; 0      ; 13. Total gross notional amount of derivative contracts held for trading ((Column A) Interest Rate Contracts)
FGNEXHFT           ; RCONA127 ; 0      ; 13. Total gross notional amount of derivative contracts held for trading ((Column B) Foreign Exchange Contracts)
EQDERHFT           ; RCON8723 ; 0      ; 13. Total gross notional amount of derivative contracts held for trading ((Column C) Equity Derivative Contracts)
CMDTYHFT           ; RCON8724 ; 0      ; 13. Total gross notional amount of derivative contracts held for trading ((Column D) Commodity and Other Contracts)
INTRTEMTM          ; RCON8725 ; 0      ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column A) Interest Rate Contracts)
FGNEXMTM           ; RCON8726 ; 0      ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column B) Foreign Exchange Contracts)
EQDERMTM           ; RCON8727 ; 0      ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column C) Equity Derivative Contracts)
CMDTYMTM           ; RCON8728 ; 0      ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column D) Commodity and Other Contracts)
INTRTSWAPFX        ; RCONA589 ; 0      ; 14.a. Interest rate swaps where the bank has agreed to pay a fixed rate ((Column A) Interest Rate Contracts)
                   ;          ;        ; 15. To be completed by banks with $100 million or more in total assets:* Gross fair values:
                   ;          ;        ; 15.a. Contracts held for trading:
INTRTEHFTGP        ; RCON8733 ; 0      ; 15.a.(1) Gross positive fair value ((Column A) Interest Rate Contracts)
FGNEXHFTGP         ; RCON8734 ; 0      ; 15.a.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)
EQDERHFTGP         ; RCON8735 ; 0      ; 15.a.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)
CMDTYHFTGP         ; RCON8736 ; 0      ; 15.a.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)
INTRTEHFTGN        ; RCON8737 ; 0      ; 15.a.(2) Gross negative fair value ((Column A) Interest Rate Contracts)
FGNEXHFTGN         ; RCON8738 ; 0      ; 15.a.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)
EQDERHFTGN         ; RCON8739 ; 0      ; 15.a.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)
CMDTYHFTGN         ; RCON8740 ; 0      ; 15.a.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)
                   ;          ;        ; 15.b. Contracts held for purposes other than trading:
INTRTEMTMGP        ; RCON8741 ; 0      ; 15.b.(1) Gross positive fair value ((Column A) Interest Rate Contracts)
FGNEXMTMGP         ; RCON8742 ; 0      ; 15.b.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)
EQDERMTMGP         ; RCON8743 ; 0      ; 15.b.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)
CMDTYMTMGP         ; RCON8744 ; 0      ; 15.b.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)
INTRTEMTMGN        ; RCON8745 ; 0      ; 15.b.(2) Gross negative fair value ((Column A) Interest Rate Contracts)
FGNEXMTMGN         ; RCON8746 ; 0      ; 15.b.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)
EQDERMTMGN         ; RCON8747 ; 0      ; 15.b.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)
CMDTYMTMGN         ; RCON8748 ; 0      ; 15.b.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)
                   ;          ;        ; * The $100 million asset size test is generally based on the total assets reported in the June 30, 2004, Report of Condition.
                   ;          ;        ; Schedule RC M Memoranda
                   ;          ;        ; 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
EXECLOANS          ; RCON6164 ; 0      ; 1.a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests
EXECLNSNO          ; RCON6165 ; 0      ; 1.b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
                   ;          ;        ; 2. Intangible assets other than goodwill:
MTGSERV            ; RCON3164 ; 0      ; 2.a. Mortgage servicing assets
MTGSERVFV          ; RCONA590 ; 0      ; 2.a.(1) Estimated fair value of mortgage servicing assets
CCRLNMTGSA         ; RCONB026 ; 0      ; 2.b. Purchased credit card relationships and nonmortgage servicing assets
ALLOTHINTG         ; RCON5507 ; 0      ; 2.c. All other identifiable intangible assets
TINGASET           ; RCON0426 ; 0      ; 2.d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)
                   ;          ;        ; 3. Other real estate owned:
REINVOWNED         ; RCON5372 ; 0      ; 3.a. Direct and indirect investments in real estate ventures
                   ;          ;        ; 3.b. All other real estate owned:
REOWNCONS          ; RCON5508 ; 0      ; 3.b.(1) Construction, land development and other land
REOWNFARM          ; RCON5509 ; 0      ; 3.b.(2) Farmland
REOWN1_4           ; RCON5510 ; 0      ; 3.b.(3) 1 to 4 family residential properties
REOWN5MOR          ; RCON5511 ; 0      ; 3.b.(4) Multifamily (5 or more) residential properties
REOWNNONFM         ; RCON5512 ; 0      ; 3.b.(5) Nonfarm nonresidential properties
TOTREOWNED         ; RCON2150 ; 0      ; 3.c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)
                   ;          ;        ; 4. Investments in unconsolidated subsidiaries and associated companies:
REINVSUBS          ; RCON5374 ; 0      ; 4.a. Direct and indirect investments in real estate ventures
OTHINVSUBS         ; RCON5375 ; 0      ; 4.b. All other investments in unconsolidated subsidiaries and associated companies
TOTINVSUBS         ; RCON2130 ; 0      ; 4.c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)
                   ;          ;        ; 5. Other borrowed money:
                   ;          ;        ; 5.a. Federal Home Loan Bank advances:
BMFHLB1LES         ; RCON2651 ; 0      ; 5.a.(1) With a remaining maturity of one year or less
BMFHLB1_3          ; RCONB565 ; 0      ; 5.a.(2) With a remaining maturity of more than one year through three years
BMFHLBOV3          ; RCONB566 ; 0      ; 5.a.(3) With a remaining maturity of more than three years
                   ;          ;        ; 5.b. Other borrowings:
BMOTH1LES          ; RCONB571 ; 0      ; 5.b.(1) With a remaining maturity of one year or less
BMOTH1_3           ; RCONB567 ; 0      ; 5.b.(2) With a remaining maturity of more than one year through three years
BMOTHOV3           ; RCONB568 ; 0      ; 5.b.(3) With a remaining maturity of more than three years
OTBRWMNY           ; RCON3190 ; 0      ; 5.c. Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item 16)
PRILMUTF           ; RCONB569 ; 0      ; 6. Does the reporting banks sell private label or third party mutual funds and annuities?
ASPMUTF            ; RCONB570 ; 0      ; 7. Assets under the reporting banks management in proprietary mutual funds and annuities
                   ;          ;        ; 8. Primary Internet Web site address of the bank (home page), if any
WEBTRANCP          ; RCON4088 ; 0      ; 9. Do any of the banks Internet Web sites have transactional capability, i.e, allow the banks customers to execute transactions on their accounts through the Web site?
                   ;          ;        ; *Includes overnight Federal Home Loan Bank advances.
                   ;          ;        ; Schedule RC N Past Due and Nonaccrual Loans, Leases, and Other Assets
                   ;          ;        ; 1. Loans secured by real estate:
CNLD30_89          ; RCON2759 ; 0      ; 1.a. Construction, land development, and other land loans ((Column A) Past due 30 through 89 days and still accruing)
CONST90MOR         ; RCON2769 ; 0      ; 1.a. Construction, land development, and other land loans ((Column B) Past due 90 days or more and still accruing)
CONSTNONAC         ; RCON3492 ; 0      ; 1.a. Construction, land development, and other land loans ((Column C) Nonaccrual)
FRML30_89          ; RCON3493 ; 0      ; 1.b. Secured by farmland ((Column A) Past due 30 through 89 days and still accruing)
FARM90MOR          ; RCON3494 ; 0      ; 1.b. Secured by farmland ((Column B) Past due 90 days or more and still accruing)
FARMNONAC          ; RCON3495 ; 0      ; 1.b. Secured by farmland ((Column C) Nonaccrual)
                   ;          ;        ; 1.c. Secured by 1 to 4 family residential properties:
REVOE30_89         ; RCON5398 ; 0      ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column A) Past due 30 through 89 days and still accruing)
REVRS90MOR         ; RCON5399 ; 0      ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) Past due 90 days or more and still accruing)
REVRSNONAC         ; RCON5400 ; 0      ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column C) Nonaccrual)
                   ;          ;        ; 1.c.(2) Closed end loans secured by 1 to 4 family residential properties
CL1ST30_89         ; RCONC236 ; 0      ; 1.c.(2)(a) Secure by first liens ((Column A) Past due 30 through 89 days and still accruing)
CL1ST90MOR         ; RCONC237 ; 0      ; 1.c.(2)(a) Secure by first liens ((Column B) Past due 90 days or more and still accruing)
CL1STNACC          ; RCONC229 ; 0      ; 1.c.(2)(a) Secure by first liens ((Column C) Nonaccrual)
CLJRL30_89         ; RCONC238 ; 0      ; 1.c.(2)(b) Secured by junior liens ((Column A) Past due 30 through 89 days and still accruing)
CLJRL90MOR         ; RCONC239 ; 0      ; 1.c.(2)(b) Secured by junior liens ((Column B) Past due 90 days or more and still accruing)
CLJRLNACC          ; RCONC230 ; 0      ; 1.c.(2)(b) Secured by junior liens ((Column C) Nonaccrual)
RESMUL30_89        ; RCON3499 ; 0      ; 1.d. Secured by multifamily (5 or more) residential properties ((Column A) Past due 30 through 89 days and still accruing)
MLTRS90MOR         ; RCON3500 ; 0      ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) Past due 90 days or more and still accruing)
MLTRSNONAC         ; RCON3501 ; 0      ; 1.d. Secured by multifamily (5 or more) residential properties ((Column C) Nonaccrual)
SNFNR30_89         ; RCON3502 ; 0      ; 1.e. Secured by nonfarm nonresidential properties ((Column A) Past due 30 through 89 days and still accruing)
NONRS90MOR         ; RCON3503 ; 0      ; 1.e. Secured by nonfarm nonresidential properties ((Column B) Past due 90 days or more and still accruing)
NONRSNONAC         ; RCON3504 ; 0      ; 1.e. Secured by nonfarm nonresidential properties ((Column C) Nonaccrual)
DINST30_89         ; RCONB834 ; 0      ; 2. Loans to depository institutions and acceptances of other banks ((Column A) Past due 30 through 89 days and still accruing)
DINST90MOR         ; RCONB835 ; 0      ; 2. Loans to depository institutions and acceptances of other banks ((Column B) Past due 90 days or more and still accruing)
DINSTNONAC         ; RCONB836 ; 0      ; 2. Loans to depository institutions and acceptances of other banks ((Column C) Nonaccrual)
                   ;          ;        ; 3. Not applicable
CMLPD30_89         ; RCON1606 ; 0      ; 4. Commercial and industrial loans ((Column A) Past due 30 through 89 days and still accruing)
PDCI90MORE         ; RCON1607 ; 0      ; 4. Commercial and industrial loans ((Column B) Past due 90 days or more and still accruing)
CINONACCRL         ; RCON1608 ; 0      ; 4. Commercial and industrial loans ((Column C) Nonaccrual)
                   ;          ;        ; 5. Loans to individuals for household, family, and other personal expenditures:
ICRCD30_89         ; RCONB575 ; 0      ; 5.a. Credit cards ((Column A) Past due 30 through 89 days and still accruing)
ICRCD90MOR         ; RCONB576 ; 0      ; 5.a. Credit cards ((Column B) Past due 90 days or more and still accruing)
ICRCDNONAC         ; RCONB577 ; 0      ; 5.a. Credit cards ((Column C) Nonaccrual)
IREVC30_89         ; RCONB578 ; 0      ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Past due 30 through 89 days and still accruing)
IREVC90MOR         ; RCONB579 ; 0      ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Past due 90 days or more and still accruing)
IREVCNONAC         ; RCONB580 ; 0      ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column C) Nonaccrual)
FGOI30_89          ; RCON5389 ; 0      ; 6. Loans to foreign governments and official institutions ((Column A) Past due 30 through 89 days and still accruing)
FGNLN90MOR         ; RCON5390 ; 0      ; 6. Loans to foreign governments and official institutions ((Column B) Past due 90 days or more and still accruing)
FGNLNNONAC         ; RCON5391 ; 0      ; 6. Loans to foreign governments and official institutions ((Column C) Nonaccrual)
PDOL30_89          ; RCON5459 ; 0      ; 7. All other loans1 ((Column A) Past due 30 through 89 days and still accruing)
PDOTH90MOR         ; RCON5460 ; 0      ; 7. All other loans1 ((Column B) Past due 90 days or more and still accruing)
OTHNONACCR         ; RCON5461 ; 0      ; 7. All other loans1 ((Column C) Nonaccrual)
LFRPD30_89         ; RCON1226 ; 0      ; 8. Lease financing receivables ((Column A) Past due 30 through 89 days and still accruing)
PDLS90MORE         ; RCON1227 ; 0      ; 8. Lease financing receivables ((Column B) Past due 90 days or more and still accruing)
LSNONACCRL         ; RCON1228 ; 0      ; 8. Lease financing receivables ((Column C) Nonaccrual)
DSXPD30_89         ; RCON3505 ; 0      ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column A) Past due 30 through 89 days and still accruing)
DBTSC90MOR         ; RCON3506 ; 0      ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column B) Past due 90 days or more and still accruing)
DBTSCNONAC         ; RCON3507 ; 0      ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column C) Nonaccrual)
                   ;          ;        ; Amounts reported in Schedule RC N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed.
USGPD30_89         ; RCON5612 ; 0      ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column A) Past due 30 through 89 days and still accruing)
PDUS90MOR          ; RCON5613 ; 0      ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column B) Past due 90 days or more and still accruing)
USNONACCR          ; RCON5614 ; 0      ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column C) Nonaccrual)
GARLL30_89         ; RCON5615 ; 0      ; 10.a. Guaranteed portion of loans and leases included in item 10 above ((Column A) Past due 30 through 89 days and still accruing)
PDGTY90MOR         ; RCON5616 ; 0      ; 10.a. Guaranteed portion of loans and leases included in item 10 above ((Column B) Past due 90 days or more and still accruing)
GTYNONACCR         ; RCON5617 ; 0      ; 10.a. Guaranteed portion of loans and leases included in item 10 above ((Column C) Nonaccrual)
CALLC866           ; RCONC866 ; 0      ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column A) Past due 30 through 89 days and still accruing)
CALLC867           ; RCONC867 ; 0      ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column B) Past due 90 days or more and still accruing)
CALLC868           ; RCONC868 ; 0      ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column C) Nonaccrual)
                   ;          ;        ; Memoranda
RLLPD30_89         ; RCON1658 ; 0      ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column A) Past due 30 through 89)
RLLPD90MOR         ; RCON1659 ; 0      ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column B) Past due 90 days
RLPDNONACC         ; RCON1661 ; 0      ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) (Column C) Nonaccrual
CLXRE30_89         ; RCON6558 ; 0      ; M.2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC N, items 4 and 7,
COMRE90MOR         ; RCON6559 ; 0      ; M.2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC N, items 4 and 7,
COMRENONAC         ; RCON6560 ; 0      ; M.2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC N, items 4 and 7,
                   ;          ;        ; M.3. Memorandum items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets:**
NUSRE30_89         ; RCON1248 ;        ; M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RC N, item 1, above) ((Column A) Past due 30 through 89 days and still accruing)
RE90MORNUS         ; RCON1249 ;        ; M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RC N, item 1, above) ((Column B) Past due 90 days or more and still accruing)
RENONACNUS         ; RCON1250 ;        ; M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RC N, item 1, above) ((Column C) Nonaccrual)
FORBK30_89         ; RCON5380 ;        ; M.3.b. Loans and acceptances of foreign banks (included in Schedule RC N, item 2, above) ((Column A) Past due 30 through 89 days and still accruing)
FGNBK90MOR         ; RCON5381 ;        ; M.3.b. Loans and acceptances of foreign banks (included in Schedule RC N, item 2, above) ((Column B) Past due 90 days or more and still accruing)
FGNBKNONAC         ; RCON5382 ;        ; M.3.b. Loans and acceptances of foreign banks (included in Schedule RC N, item 2, above) ((Column C) Nonaccrual)
NUSCI30_89         ; RCON1254 ;        ; M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RC N, item 4, above) ((Column A) Past due 30 through 89 days and still accruing)
CI90MORNUS         ; RCON1255 ;        ; M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RC N, item 4, above) ((Column B) Past due 90 days or more and still accruing)
CINONACNUS         ; RCON1256 ;        ; M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RC N, item 4, above) ((Column C) Nonaccrual)
NUSLF30_89         ; RCON1271 ;        ; M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RC N, item 8, above) ((Column A) Past due 30 through 89 days and still accruing)
LS90MORNUS         ; RCON1272 ;        ; M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RC N, item 8, above) ((Column B) Past due 90 days or more and still accruing)
LSNONACNUS         ; RCON1791 ;        ; M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RC N, item 8, above) ((Column C) Nonaccrual)
AGPF30_89          ; RCON1594 ; 0      ; M.4. Memorandum item 4 is to be completed by:** banks with $300 million or more in total assets, banks with less than $300 million in total assets that have loans to finance
PDFRM90MOR         ; RCON1597 ; 0      ; M.4. Memorandum item 4 is to be completed by:** banks with $300 million or more in total assets, banks with less than $300 million in total assets that have loans to finance
FARMNONACC         ; RCON1583 ; 0      ; M.4. Memorandum item 4 is to be completed by:** banks with $300 million or more in total assets, banks with less than $300 million in total assets that have loans to finance
LLHFS30_89         ; RCONC240 ; 0      ; M.5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8,above) ((Column A) Past due 30 through 89 days and still accruing)
LLHFS90MOR         ; RCONC241 ; 0      ; M.5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8,above) ((Column B) Past due 90 days or more and still accruing)
LLHFSNACC          ; RCONC226 ; 0      ; 5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8,above) ((Column C) Nonaccrual)
INTRC30_89         ; RCON3529 ;        ; M.6. Memorandum item 6 is to be completed by banks with $300 million or more in total assets:** Interest rate, foreign exchange rate, and other commodity and equity contracts:
INTRC90MOR         ; RCON3530 ;        ; M.6. Memorandum item 6 is to be completed by banks with $300 million or more in total assets:** Interest rate, foreign exchange rate, and other commodity and equity contracts:
                   ;          ;        ; * Includes past due and nonaccrual Loans to finance agricultural production and other loans to farmers, Obligations (other than securities and leases) of states and political
                   ;          ;        ; ** The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
                   ;          ;        ; Person to whom questions about the Reports of Condition and Income should be directed:
                   ;          ;        ; Name and Title (TEXT 8901)
                   ;          ;        ; E-mail Address (TEXT 4086)
                   ;          ;        ; Telephone (TEXT 8902)
                   ;          ;        ; Fax (TEXT 9116)
                   ;          ;        ; Schedule RC O Other Data for Deposit Insurance and FICO Assessments
                   ;          ;        ; 1. Unposted debits (see instructions):
IDEBIT             ; RCON0030 ; 0      ; 1.a. Actual amount of all unposted debits
                   ;          ;        ; OR
                   ;          ;        ; b. Separate amount of unposted debits:
IDEBDEM            ; RCON0031 ; 0      ; 1.b.(1) Actual amount of unposted debits to demand deposits
IDEBTIM            ; RCON0032 ; 0      ; 1.b.(2) Actual amount of unposted debits to time and savings deposits*
                   ;          ;        ; 2. Unposted credits (see instructions):
ICREDIT            ; RCON3510 ; 0      ; 2.a. Actual amount of all unposted credits
                   ;          ;        ; OR
                   ;          ;        ; 2.b. Separate amount of unposted credits:
ICRDEM             ; RCON3512 ; 0      ;
ICRTIM             ; RCON3514 ; 0      ; 2.b.(2) Actual amount of unposted credits to time and savings deposits*
IBKTRUST           ; RCON3520 ; 0      ; 3. Uninvested trust funds (cash) held in banks own trust department (not included in total deposits)
                   ;          ;        ; 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
IDEMNCONO          ; RCON2211 ; 0      ; 4.a. Demand deposits of consolidated subsidiaries
ITIMNCONO          ; RCON2351 ; 0      ; 4.b. Time and savings deposits* of consolidated subsidiaries
INTACCONO          ; RCON5514 ; 0      ; 4.c. Interest accrued and unpaid on deposits of consolidated subsidiaries
                   ;          ;        ; 5. Not applicable
                   ;          ;        ; 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the:
RESPASDMD          ; RCON2314 ; 0      ; 6.a. Amount reflected in demand deposits (included in Schedule RC E, Part I, item 7, column B)
RESPASTMSV         ; RCON2315 ; 0      ; 6.b. Amount reflected in time and savings deposits*(included in Schedule RC E, Part I, item 7, column A or C, but not column B)
                   ;          ;        ; 7. Unamortized premiums and discounts on time and savings deposits:*,**
PREMTIMDP          ; RCON5516 ; 0      ; 7.a. Unamortized premiums
DSCTTIMDP          ; RCON5517 ; 0      ; 7.b. Unamortized discounts
                   ;          ;        ; 8. To be completed by banks with Oakar deposits.
                   ;          ;        ; 8.a. Deposits purchased or acquired from other FDIC insured institutions during the quarter:
DEPPURINS          ; RCONA531 ; 0      ; 8.a.(1) Total deposits purchased or acquired from other FDIC insured institutions during the quarter
DEPPURATTR         ; RCONA532 ; 0      ; 8.a.(2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF,
DEPSOLD            ; RCONA533 ; 0      ; 8.b. Total deposits sold or transferred to other FDIC insured institutions during the quarter
LIFELINE           ; RCON5596 ;        ; 9. Deposits in lifeline accounts
DEPININVCT         ; RCON8432 ; 0      ; 10. Benefit responsive Depository Institution Investment Contracts (included in total deposits in domestic offices)
                   ;          ;        ; 11. Adjustments to demand deposits reported in Schedule RC E for certain reciprocal demand balances:
DDADJDECR          ; RCON8785 ; 0      ; 11.a. Amount by which demand deposits would be reduced if the reporting banks reciprocal demand balances with the domestic offices of U.S. banks and savings associations
DDADJINCR          ; RCONA181 ; 0      ; 11.b. Amount by which demand deposits would be increased if the reporting banks reciprocal demand balances with foreign banks and foreign offices of other U.S. banks
DDADJCASH          ; RCONA182 ; 0      ; 11.c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting banks net reciprocal
                   ;          ;        ; 12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal):
ASTDMDDEP          ; RCONA527 ; 0      ; 12.a. Amount of assets netted against demand deposits
ASTTMEDEP          ; RCONA528 ; 0      ; 12.b. Amount of assets netted against time and savings deposits
                   ;          ;        ; Memoranda (to be completed each quarter except as noted)
                   ;          ;        ; M.1. Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
                   ;          ;        ; M.1.a. Deposit account of $100,000 or less:
DEPTO100           ; RCON2702 ; 0      ; M.1.a.(1) Amount of deposit accounts of $100,000 or less
ACTTO100           ; RCON3779 ; 0      ; M.1.a.(2) Number of deposit accounts of $100,000 or less (to be completed for the June report only)
                   ;          ;        ; M.1.b. Deposit accounts of more than $100,000:
DEPOV100           ; RCON2710 ; 0      ; M.1.b.(1) Amount of deposit accounts of more than $100,000
ACTOV100           ; RCON2722 ; 0      ; M.1.b.(2) Number of deposit accounts of more than $100,000
                   ;          ;        ; M.2. Estimated amount of uninsured deposits in domestic offices of the bank:
UNINSURDEP         ; RCON5597 ; 0      ; M.2. Memorandum item 2 is to be completed by all banks. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions (see instructions)
CONSUBCERT         ; RCONA545 ; 0      ; M.3. Has the reporting institution been consolidated with a parent bank or savings association in that parent banks or parent saving associations Call Report or Thrift Financial Report?
                   ;          ;        ; * For FDIC insurance and FICO assessment purposes, time and savings deposits consists of nontransaction accounts and all transaction accounts other than demand deposits.
                   ;          ;        ; ** Exclude core deposit intangibles.
                   ;          ;        ; Schedule RC R Regulatory Capital
                   ;          ;        ; Tier 1 capital
REQCAPTL           ; RCON3210 ; 122585 ; 1. Total equity capital (from Schedule RC, item 28)
UNREALAFS          ; RCON8434 ; -11    ; 2. LESS:  Net unrealized gains (losses) on available-for-sale securities*(if a gain, report as a positive value, if a loss, report as a negative value)
NLAFSEQSEC         ; RCONA221 ; 0      ; 3. LESS:  Net unrealized loss on available for sale EQUITY securities*
ACCGLCFHEDG        ; RCON4336 ; 0      ; 4. LESS:  Accumulated net gains (losses) on cash flow hedges* (if a gain, report as a positive value, if a loss, report as a negative value)
NONQPPSTK          ; RCONB588 ; 0      ; 5. LESS: Nonqualifying perpetual preferred stock
QMINTSUB           ; RCONB589 ; 0      ; 6. Qualifying minority interests in consolidated subsidiaries
DISSGWOTH          ; RCONB590 ; 0      ; 7. LESS: Disallowed goodwill and other disallowed intangible assets
TIER1SUBT          ; RCONC227 ; 122596 ; 8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)
DISSACCRL          ; RCONB591 ; 0      ; 9.a. LESS: Disallowed servicing assets and purchased credit card relationships
DEFTAXAST          ; RCON5610 ; 0      ; 9.b. LESS: Disallowed deferred tax assets
OTHT1CAP           ; RCONB592 ; 0      ; 10. Other additions to (deductions from) Tier 1 capital
TIER1CAP           ; RCON8274 ; 122596 ; 11. Tier 1 capital (sum of items 1, 6, and 10, less items 2, 3, 4, 5, 7, 8, and 9)
                   ;          ;        ; Tier 2 capital
QSUBDEBT           ; RCON5306 ; 0      ; 12. Qualifying subordinated debt and redeemable preferred stock
CMLPPSTK           ; RCONB593 ; 0      ; 13. Cumulative perpetual preferred stock includible in Tier 2 capital
ALLOSSINCL         ; RCON5310 ; 0      ; 14. Allowance for loan and lease losses includible in Tier 2 capital
NGAFSEQSEC         ; RCON2221 ; 0      ; 15. Unrealized gains on available for sale equity securities includible in Tier 2 capital
OTHT2CAP           ; RCONB594 ; 0      ; 16. Other Tier 2 capital components
TOTT2CAP           ; RCON5311 ; 0      ; 17. Tier 2 capital (sum of items 12 through 16)
TIER2CAP           ; RCON8275 ; 0      ; 18. Allowable Tier 2 capital (lesser of item 11 or 17)
TIER3CAP           ; RCON1395 ; 0      ; 19. Tier 3 capital allocated for market risk
RBCDEDUCT          ; RCONB595 ; 0      ; 20. LESS: Deductions for total risk based capital
TOTQUALCAP         ; RCON3792 ; 122596 ; 21. Total risk based capital (sum of items 11, 18, and 19, less item 20)
                   ;          ;        ; Total assets for leverage ratio
LVGAVGAST          ; RCON3368 ; 131728 ; 22. Average total assets (from Schedule RC K, item 9)
GWDISSINT          ; RCONB590 ; 0      ; 23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)
SRVASDISS          ; RCONB591 ; 0      ; 24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 8 above)
DISSDEFTX          ; RCON5610 ; 0      ; 25. LESS: Disallowed deferred tax assets (from item 9 above)
LEVCAPDED          ; RCONB596 ; 0      ; 26. LESS: Other deductions from assets for leverage capital purposes
AVGTOTASET         ; RCONA224 ; 131728 ; 27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)
                   ;          ;        ; Adjustments for financial subsidiaries
TIER1ADJS          ; RCONC228 ; 0      ; 28.a. Adjustment to Tier 1 capital reported in item 11
RBCFSADJ           ; RCONB503 ; 0      ; 28.b. Adjustment to total risk based capital reported in item 21
RWAFSADJ           ; RCONB504 ; 0      ; 29. Adjustment to risk weighted assets reported in item 62
AVGAFSADJ          ; RCONB505 ; 0      ; 30. Adjustment to average total assets reported in item 27
                   ;          ;        ; Capital ratios
                   ;          ;        ; (Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)
FST1LEVR           ; RCON7273 ; 0      ; 31. Tier 1 leverage ratio** ((Column A) Percentage)
T1CAPFDI           ; RCON7204 ; 9307   ; 31. Tier 1 leverage ratio** ((Column B) Percentage)
FST1RBCR           ; RCON7274 ; 0      ; 32. Tier 1 risk based capital ratio*** ((Column A) Percentage)
T1RBRWFDI          ; RCON7206 ; 46512  ; 32. Tier 1 risk based capital ratio*** ((Column B) Percentage)
FSTOTRBCR          ; RCON7275 ; 0      ; 33. Total risk based capital ratio**** ((Column A) Percentage)
TOTRBRWFDI         ; RCON7205 ; 46512  ; 33. Total risk based capital ratio**** ((Column B) Percentage)
                   ;          ;        ; Banks are not required to risk weight each on balance sheet asset and the credit equivalent amount of each off balance sheet item that qualifies for a risk weight of.
                   ;          ;        ; Balance Sheet Asset Categories
RTOTCASH           ; RCON0010 ; 30725  ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column A) Totals (from Schedule RC))
CALLC869           ; RCONC869 ; 0      ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column B) Items Not Subject to Risk Weighting)
IBAL0P             ; RCONB600 ; 4      ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column C) Allocation by Risk Weight Category (0%))
IBAL20P            ; RCONB601 ; 30721  ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column D) Allocation by Risk Weight Category (20%))
                   ;          ;        ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column E) Allocation by Risk Weight Category (50%))
IBAL100P           ; RCONB602 ; 0      ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column F) Allocation by Risk Weight Category (100%))
RHTMSEC            ; RCON1754 ; 0      ; 35. Held to maturity securities ((Column A) Totals (from Schedule RC))
SECHTMNRW          ; RCONB603 ; 0      ; 35. Held to maturity securities ((Column B) Items Not Subject to Risk Weighting)
SECHTM0P           ; RCONB604 ; 0      ; 35. Held to maturity securities ((Column C) Allocation by Risk Weight Category (0%))
SECHTM20P          ; RCONB605 ; 0      ; 35. Held to maturity securities ((Column D) Allocation by Risk Weight Category (20%))
SECHTM50P          ; RCONB606 ; 0      ; 35. Held to maturity securities ((Column E) Allocation by Risk Weight Category (50%))
SECHTM100P         ; RCONB607 ; 0      ; 35. Held to maturity securities ((Column F) Allocation by Risk Weight Category (100%))
RAFSSEC            ; RCON1773 ; 82156  ; 36. Available for sale securities ((Column A) Totals (from Schedule RC))
SECAFSNRW          ; RCONB608 ; -13    ; 36. Available for sale securities ((Column B) Items Not Subject to Risk Weighting)
SECAFS0P           ; RCONB609 ; 74962  ; 36. Available for sale securities ((Column C) Allocation by Risk Weight Category (0%))
SECAFS20P          ; RCONB610 ; 7207   ; 36. Available for sale securities ((Column D) Allocation by Risk Weight Category (20%))
SECAFS50P          ; RCONB611 ; 0      ; 36. Available for sale securities ((Column E) Allocation by Risk Weight Category (50%))
SECAFS100P         ; RCONB612 ; 0      ; 36. Available for sale securities ((Column F) Allocation by Risk Weight Category (100%))
RFFSRESL           ; RCONC225 ; 0      ; 37. Federal funds sold and securities purchased under agreements to resell ((Column A) Totals (from Schedule RC))
FSSPRE0P           ; RCONC063 ; 0      ; 37. Federal funds sold and securities purchased under agreements to resell ((Column C) Allocation by Risk Weight Category (0%))
FSSPRE20P          ; RCONC064 ; 0      ; 37. Federal funds sold and securities purchased under agreements to resell ((Column D) Allocation by Risk Weight Category (20%))
FSSPRE100P         ; RCONB520 ; 0      ; 37. Federal funds sold and securities purchased under agreements to resell ((Column F) Allocation by Risk Weight Category (100%))
RLNSLSALE          ; RCON5369 ; 0      ; 38. Loans and leases held for sale ((Column A) Totals (from Schedule RC))
LLHFSNRW           ; RCONB617 ; 0      ; 38. Loans and leases held for sale ((Column B) Items Not Subject to Risk Weighting)
LLHFS0P            ; RCONB618 ; 0      ; 38. Loans and leases held for sale ((Column C) Allocation by Risk Weight Category (0%))
LLHFS20P           ; RCONB619 ; 0      ; 38. Loans and leases held for sale ((Column D) Allocation by Risk Weight Category (20%))
LLHFS50P           ; RCONB620 ; 0      ; 38. Loans and leases held for sale ((Column E) Allocation by Risk Weight Category (50%))
LLHFS100P          ; RCONB621 ; 0      ; 38. Loans and leases held for sale ((Column F) Allocation by Risk Weight Category (100%))
RNETLNSLS          ; RCONB528 ; 0      ; 39. Loans and leases, net of unearned income****** ((Column A) Totals (from Schedule RC))
TLLNETNRW          ; RCONB622 ; 0      ; 39. Loans and leases, net of unearned income****** ((Column B) Items Not Subject to Risk Weighting)
TLLNET0P           ; RCONB623 ; 0      ; 39. Loans and leases, net of unearned income****** ((Column C) Allocation by Risk Weight Category (0%))
TLLNET20P          ; RCONB624 ; 0      ; 39. Loans and leases, net of unearned income****** ((Column D) Allocation by Risk Weight Category (20%))
TLLNET50P          ; RCONB625 ; 0      ; 39. Loans and leases, net of unearned income****** ((Column E) Allocation by Risk Weight Category (50%))
TLLNET100P         ; RCONB626 ; 0      ; 39. Loans and leases, net of unearned income****** ((Column F) Allocation by Risk Weight Category (100%))
RLNLSALOW          ; RCON3123 ; 0      ; 40. LESS: Allowance for loan and lease losses ((Column A) Totals (from Schedule RC))
ALOWNRWT           ; RCON3123 ; 0      ; 40. LESS: Allowance for loan and lease losses ((Column B) Items Not Subject to Risk Weighting)
RTRADEAST          ; RCON3545 ; 0      ; 41. Trading assets ((Column A) Totals (from Schedule RC))
TRADEANRW          ; RCONB627 ; 0      ; 41. Trading assets ((Column B) Items Not Subject to Risk Weighting)
TRADEA0P           ; RCONB628 ; 0      ; 41. Trading assets ((Column C) Allocation by Risk Weight Category (0%))
TRADEA20P          ; RCONB629 ; 0      ; 41. Trading assets ((Column D) Allocation by Risk Weight Category (20%))
TRADEA50P          ; RCONB630 ; 0      ; 41. Trading assets ((Column E) Allocation by Risk Weight Category (50%))
TRADEA100P         ; RCONB631 ; 0      ; 41. Trading assets ((Column F) Allocation by Risk Weight Category (100%))
RALLOTAST          ; RCONB639 ; 34387  ; 42. All other assets***** ((Column A) Totals (from Schedule RC))
OASSTNRW           ; RCONB640 ; 0      ; 42. All other assets***** ((Column B) Items Not Subject to Risk Weighting)
OASST0P            ; RCONB641 ; 3000   ; 42. All other assets***** ((Column C) Allocation by Risk Weight Category (0%))
OASST20P           ; RCONB642 ; 15768  ; 42. All other assets***** ((Column D) Allocation by Risk Weight Category (20%))
OASST50P           ; RCONB643 ; 0      ; 42. All other assets***** ((Column E) Allocation by Risk Weight Category (50%))
OASST100P          ; RCON5339 ; 15619  ; 42. All other assets***** ((Column F) Allocation by Risk Weight Category (100%))
RTOTAST            ; RCON2170 ; 147268 ; 43. Total assets (sum of items 34 through 42) ((Column A) Totals (from Schedule RC))
TASSTNRW           ; RCONB644 ; -13    ; 43. Total assets (sum of items 34 through 42) ((Column B) Items Not Subject to Risk Weighting)
TASST0P            ; RCON5320 ; 77966  ; 43. Total assets (sum of items 34 through 42) ((Column C) Allocation by Risk Weight Category (0%))
TASST20P           ; RCON5327 ; 53696  ; 43. Total assets (sum of items 34 through 42) ((Column D) Allocation by Risk Weight Category (20%))
TASST50P           ; RCON5334 ; 0      ; 43. Total assets (sum of items 34 through 42) ((Column E) Allocation by Risk Weight Category (50%))
TASST100P          ; RCON5340 ; 15619  ; 43. Total assets (sum of items 34 through 42) ((Column F) Allocation by Risk Weight Category (100%))
                   ;          ;        ; Derivatives and Off Balance Sheet Items
RFINSTL            ; RCONB546 ; 0      ; 44. Financial standby letters of credit ((Column A) Face Value or Notional Amount)
                   ;          ;        ; 44. Financial standby letters of credit (Credit Conversion Factor) 1.00 or 12.5*******
FNLCREQIV          ; RCONB547 ; 0      ; 44. Financial standby letters of credit ((Column B) Credit Equivalent Amount******)
FNLCR0P            ; RCONB548 ; 0      ; 44. Financial standby letters of credit ((Column C) Allocation by Risk Weight Category (0%))
FNLCR20P           ; RCONB581 ; 0      ; 44. Financial standby letters of credit ((Column D) Allocation by Risk Weight Category (20%))
FNLCR50P           ; RCONB582 ; 0      ; 44. Financial standby letters of credit ((Column E) Allocation by Risk Weight Category (50%))
FNLCR100P          ; RCONB583 ; 0      ; 44. Financial standby letters of credit ((Column F) Allocation by Risk Weight Category (100%))
RPERFSTBY          ; RCON3821 ; 0      ; 45. Performance standby letters of credit ((Column A) Face Value of Notional Amount)
                   ;          ;        ; 45. Performance standby letters of credit (Credit Conversion Factor).50
PSTBYCREQ          ; RCONB650 ; 0      ; 45. Performance standby letters of credit ((Column B) Credit Equivalent Amount******)
PSTBY0P            ; RCONB651 ; 0      ; 45. Performance standby letters of credit ((Column C) Allocation by Risk Weight Category (0%)
PSTBY20P           ; RCONB652 ; 0      ; 45. Performance standby letters of credit ((Column D) Allocation by Risk Weight Category (20%)
PSTBY50P           ; RCONB653 ; 0      ; 45. Performance standby letters of credit ((Column E) Allocation by Risk Weight Category (50%)
PSTBY100P          ; RCONB654 ; 0      ; 45. Performance standby letters of credit ((Column F) Allocation by Risk Weight Category (100%)
RCMLTCRD           ; RCON3411 ; 0      ; 46. Commercial and similar letters of credit ((Column A) Face Value of Notional Amount)
                   ;          ;        ; 46. Commercial and similar letters of credit (Credit Conversion Factor).20
LTCRCREQ           ; RCONB655 ; 0      ; 46. Commercial and similar letters of credit ((Column B) Credit Equivalent Amount******)
LTCR0P             ; RCONB656 ; 0      ; 46. Commercial and similar letters of credit ((Column C) Allocation by Risk Weight Category (0%)
LTCR20P            ; RCONB657 ; 0      ; 46. Commercial and similar letters of credit ((Column D) Allocation by Risk Weight Category (20%)
LTCR50P            ; RCONB658 ; 0      ; 46. Commercial and similar letters of credit ((Column E) Allocation by Risk Weight Category (50%)
LTCR100P           ; RCONB659 ; 0      ; 46. Commercial and similar letters of credit ((Column F) Allocation by Risk Weight Category (100%)
PARTACQUIR         ; RCON3429 ; 0      ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column A) Face Value of Notional Amount)
                   ;          ;        ; 47. Risk participations in bankers acceptances acquired by the reporting institution (Credit Conversion Factor)1.00
PTACQCREQ          ; RCONB660 ; 0      ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column B) Credit Equivalent Amount******)
PTACQ0P            ; RCONB661 ; 0      ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column C) Allocation by Risk Weight Category (0%)
PTACQ20P           ; RCONB662 ; 0      ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column D) Allocation by Risk Weight Category (20%)
PTACQ100P          ; RDONB663 ; 0      ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column F) Allocation by Risk Weight Category (100%)
RSECLENT           ; RCON3433 ; 0      ; 48. Securities lent ((Column A) Face Value of Notional Amount)
                   ;          ;        ; 48. Securities lent (Credit Conversion Factor)1.00
SECLCREQ           ; RCONB664 ; 0      ; 48. Securities lent ((Column B) Credit Equivalent Amount******)
SECL0P             ; RCONB665 ; 0      ; 48. Securities lent ((Column C) Allocation by Risk Weight Category (0%)
SECL20P            ; RCONB666 ; 0      ; 48. Securities lent ((Column D) Allocation by Risk Weight Category (20%)
SECL50P            ; RCONB667 ; 0      ; 48. Securities lent ((Column E) Allocation by Risk Weight Category (50%)
SECL100P           ; RCONB668 ; 0      ; 48. Securities lent ((Column F) Allocation by Risk Weight Category (100%)
SMLBREC            ; RCONA250 ; 0      ; 49. Retained recourse on small business obligations sold with recourse ((Column A) Face Value of Notional Amount)
                   ;          ;        ; 49. Retained recourse on small business obligations sold with recourse (Credit Conversion Factor)1.00
SMBRECCREQ         ; RCONB669 ; 0      ; 49. Retained recourse on small business obligations sold with recourse ((Column B) Credit Equivalent Amount******)
SMBREC0P           ; RCONB670 ; 0      ; 49. Retained recourse on small business obligations sold with recourse ((Column C) Allocation by Risk Weight Category (0%)
SMBREC20P          ; RCONB671 ; 0      ; 49. Retained recourse on small business obligations sold with recourse ((Column D) Allocation by Risk Weight Category (20%)
SMBREC50P          ; RCONB672 ; 0      ; 49. Retained recourse on small business obligations sold with recourse ((Column E) Allocation by Risk Weight Category (50%)
SMBREC100P         ; RCONB673 ; 0      ; 49. Retained recourse on small business obligations sold with recourse ((Column F) Allocation by Risk Weight Category (100%)
FACEDCS            ; RCONB541 ; 0      ; 50.Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement((Column A) Face Value or Notional Amount)
CREQDCS            ; RCONB542 ; 0      ; 50. Retained recourse on financial assets sold with low level recourse ((Column B) Credit Equivalent Amount******)
RSKWDCS            ; RCONB543 ; 0      ; 50.Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement(Column F) Allocation by Risk Weight Category (
OTHSWR             ; RCONB675 ; 0      ; 51. All other financial assets sold with recourse ((Column A) Face Value of Notional Amount)
                   ;          ;        ; 51. All other financial assets sold with recourse (Credit Conversion Factor)1.00
OTHSWRCREQ         ; RCONB676 ; 0      ; 51. All other financial assets sold with recourse ((Column B) Credit Equivalent Amount******)
OTHSWR0P           ; RCONB677 ; 0      ; 51. All other financial assets sold with recourse ((Column C) Allocation by Risk Weight Category (0%)
OTHSWR20P          ; RCONB678 ; 0      ; 51. All other financial assets sold with recourse ((Column D) Allocation by Risk Weight Category (20%)
OTHSWR50P          ; RCONB679 ; 0      ; 51. All other financial assets sold with recourse ((Column E) Allocation by Risk Weight Category (50%)
OTHSWR100P         ; RCONB680 ; 0      ; 51. All other financial assets sold with recourse ((Column F) Allocation by Risk Weight Category (100%)
OTHOFBL            ; RCONB681 ; 0      ; 52. All other off balance sheet liabilities ((Column A) Face Value of Notional Amount)
                   ;          ;        ; 52. All other off balance sheet liabilities (Credit Conversion Factor)1.00
OFBALCREQ          ; RCONB682 ; 0      ; 52. All other off balance sheet liabilities ((Column B) Credit Equivalent Amount******)
OFBAL0P            ; RCONB683 ; 0      ; 52. All other off balance sheet liabilities ((Column C) Allocation by Risk Weight Category (0%)
OFBAL20P           ; RCONB684 ; 0      ; 52. All other off balance sheet liabilities ((Column D) Allocation by Risk Weight Category (20%)
OFBAL50P           ; RCONB685 ; 0      ; 52. All other off balance sheet liabilities ((Column E) Allocation by Risk Weight Category (50%)
OFBALL100P         ; RCONB686 ; 0      ; 52. All other off balance sheet liabilities ((Column F) Allocation by Risk Weight Category (100%)
UNCMTOV1YR         ; RCON3833 ; 0      ; 53. Unused commitments with an original maturity exceeding one year ((Column A) Face Value of Notional Amount)
                   ;          ;        ; 53. Unused commitments with an original maturity exceeding one year (Credit Conversion Factor).50
OV1UCCREQ          ; RCONB687 ; 0      ; 53. Unused commitments with an original maturity exceeding one year ((Column B) Credit Equivalent Amount******)
OV1UC0P            ; RCONB688 ; 0      ; 53. Unused commitments with an original maturity exceeding one year ((Column C) Allocation by Risk Weight Category (0%)
OV1UC20P           ; RCONB689 ; 0      ; 53. Unused commitments with an original maturity exceeding one year ((Column D) Allocation by Risk Weight Category (20%)
OV1UC50P           ; RCONB690 ; 0      ; 53. Unused commitments with an original maturity exceeding one year ((Column E) Allocation by Risk Weight Category (50%)
OV1UC100P          ; RCONB691 ; 0      ; 53. Unused commitments with an original maturity exceeding one year ((Column F) Allocation by Risk Weight Category (100%)
DRVCTCREQ          ; RCONA167 ; 0      ; 54. Derivative contracts ((Column B) Credit Equivalent Amount******)

DRVCT0P            ; RCONB693 ; 0      ; 54. Derivative contracts ((Column C) Allocation by Risk Weight Category (0%)
DRVCT20P           ; RCONB694 ; 0      ; 54. Derivative contracts ((Column D) Allocation by Risk Weight Category (20%)
DRVCT50P           ; RCONB695 ; 0      ; 54. Derivative contracts ((Column E) Allocation by Risk Weight Category (50%)
                   ;          ;        ; 54. Derivative contracts
                   ;          ;        ; Totals
TADOFF0P           ; RCONB696 ; 77966  ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column C) Allocation by Risk Weight Category (0%))
TADOFF20P          ; RCONB697 ; 53696  ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column D) Allocation by Risk Weight Category (20%))
TADOFF50P          ; RCONB698 ; 0      ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column E) Allocation by Risk Weight Category (50%))
TADOFF100P         ; RCONB699 ; 15619  ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column F) Allocation by Risk Weight Category (100%))
                   ;          ;        ; 56. Risk weight factor (Column C) (x 0%)
                   ;          ;        ; 56. Risk weight factor (Column D) (x 20%)
                   ;          ;        ; 56. Risk weight factor (Column E) (x 50%)
                   ;          ;        ; 56. Risk weight factor (Column F) (x 100%)
TRWA0P             ; RCONB700 ; 0      ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column C) Allocation by Risk Weight Category (0%))
TRWA20P            ; RCONB701 ; 10739  ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column D) Allocation by Risk Weight Category (20%))
TRWA50P            ; RCONB702 ; 0      ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column E) Allocation by Risk Weight Category (50%))
TRWA100P           ; RCONB703 ; 15619  ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column F) Allocation by Risk Weight Category (100%))
MKTRSKASET         ; RCON1651 ; 0      ; 58. Market risk equivalent assets ((Column F) Allocation by Risk Weight Category (100%))
RWABD100P          ; RCONB704 ; 26358  ; 59. Risk weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58))
ALWLNLSLOS         ; RCONA222 ; 0      ; 60. LESS: Excess allowance for loan and lease losses ((Column F) Allocation by Risk Weight Category (100%))
RESTRNRISK         ; RCON3128 ; 0      ; 61. LESS: Allocated transfer risk reserve ((Column F) Allocation by Risk Weight Category (100%))
RSKWGTASET         ; RCONA223 ; 26358  ; 62. Total risk weighted assets (item 59 minus items 60 and 61) ((Column F) Allocation by Risk Weight Category (100%))
                   ;          ;        ; Memoranda
NETCREXPO          ; RCON8764 ; 0      ; 1. Current credit exposure across all derivative contracts covered by the risk based capital standards
                   ;          ;        ; 2. Notional principal amounts of derivative contracts:*********
INTRTE1LES         ; RCON3809 ; 0      ; 2.a. Interest rate contracts ((With a remaining maturity of) (Column A) One year or less)
INTRTE1_5          ; RCON8766 ; 0      ; 2.a. Interest rate contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
INTRTEOV5          ; RCON8767 ; 0      ; 2.a. Interest rate contracts ((With a remaining maturity of) (Column C) Over five years)
FGNEX1LES          ; RCON3812 ; 0      ; 2.b. Foreign exchange contracts ((With a remaining maturity of) (Column A) One year or less)
FGNEX1_5           ; RCON8769 ; 0      ; 2.b. Foreign exchange contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
FGNEXOV5           ; RCON8770 ; 0      ; 2.b. Foreign exchange contracts ((With a remaining maturity of) (Column C) Over five years)
GLDCNT1YOL         ; RCON8771 ; 0      ; 2.c. Gold contracts ((With a remaining maturity of) (Column A) One year or less)
GLDCNT1_5          ; RCON8772 ; 0      ; 2.c. Gold contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
GLDCNTOV5          ; RCON8773 ; 0      ; 2.c. Gold contracts ((With a remaining maturity of) (Column C) Over five years)
OTHMET1YOL         ; RCON8774 ; 0      ; 2.d. Other precious metals contracts ((With a remaining maturity of) (Column A) One year or less)
OTHMET1_5          ; RCON8775 ; 0      ; 2.d. Other precious metals contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
OTHMETOV5          ; RCON8776 ; 0      ; 2.d. Other precious metals contracts ((With a remaining maturity of) (Column C) Over five years)
CMDTYCNT1YOL       ; RCON8777 ; 0      ; 2.e. Other commodity contracts ((With a remaining maturity of) (Column A) One year or less)
CMDTYCNT1_5        ; RCON8778 ; 0      ; 2.e. Other commodity contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
CMDTYCNTOV5        ; RCON8779 ; 0      ; 2.e. Other commodity contracts ((With a remaining maturity of) (Column C) Over five years)
EQCNT1YOL          ; RCONA000 ; 0      ; 2.f. Equity derivative contracts M. 2. a. ((With a remaining maturity of) (Column A) One year or less)
EQCNT1_5           ; RCONA001 ; 0      ; 2.f. Equity derivative contracts M. 2. a. ((With a remaining maturity of) ((Column B) Over one year through five years)
EQCNTOV5           ; RCONA002 ; 0      ; 2.f. Equity derivative contracts M. 2. a. ((With a remaining maturity of) (Column C) Over five years)
                   ;          ;        ; * Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
                   ;          ;        ; ** The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
                   ;          ;        ; *** The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
                   ;          ;        ; **** The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).
                   ;          ;        ; ***** Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers liability on acceptances outstanding, intangible assets, and other assets.
                   ;          ;        ; ****** Column A multiplied by credit conversion factor.
                   ;          ;        ; ******* For financial standby letter of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.
                   ;          ;        ; ******** Or institution specific factor.
                   ;          ;        ; ********* Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.
                   ;          ;        ; Schedule RC S Securitization and Asset Sale Activities
                   ;          ;        ; All of Schedule RC S is to be completed beginning June 30, 2001.
                   ;          ;        ; Bank Securitization Activities
BASWRF1_4          ; RCONB705 ; 0      ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column A) 1 to 4 Family)
BASWRHEL           ; RCONB706 ; 0      ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column B) Home Equity Lines)
BASWRCCR           ; RCONB707 ; 0      ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column C) Credit Card Receivables)
BASWRAUTOL         ; RCONB708 ; 0      ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column D) Auto Loans)
BASWROTHCL         ; RCONB709 ; 0      ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column E) Other Consumer Loans)
BASWRCIL           ; RCONB710 ; 0      ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column F) Commercial and)
BASWROTHLL         ; RCONB711 ; 0      ; 1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column G) All Other Loans and )
                   ;          ;        ; 2. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to structures reported in item 1 in the form of:
RIOSXF1_4          ; RCONB712 ; 0      ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5) ((Column A) 1 to 4 Family Residential Loans)
RIOSXHEL           ; RCONB713 ; 0      ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5) ((Column B) Home Equity Loans)
RIOSXCCR           ; RCONB714 ; 0      ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5) ((Column C) Credit Card Receivables)
RIOSXAUTOL         ; RCONB715 ; 0      ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5) ((Column D) Auto Loans)
RIOSXOTHCL         ; RCONB716 ; 0      ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5) ((Column E) Other Consumer Loans)
RIOSXCIL           ; RCONB717 ; 0      ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5) ((Column F) Commercial and Industrial Loans)
RIOSXOTHLL         ; RCONB718 ; 0      ; 2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5) ((Column G) All Other Loans and All Leases)
SSRIF1_4           ; RCONC393 ; 0      ; 2.b. Subordinated securities, and other residual interests ((Column A)1 to 4 Family Residential Loans)
SSRIHEL            ; RCONC394 ; 0      ; 2.b. Subordinated securities, and other residual interests ((Column B) Home Equity Lines)
SSRICCR            ; RCONC395 ; 0      ; 2.b. Subordinated securities, and other residual interests ((Column C) Credit Card Receivables)
SSRIAUTOL          ; RCONC396 ; 0      ; 2.b. Subordinated securities, and other residual interests ((Column D) Auto Loans)
SSRIOTHCL          ; RCONC397 ; 0      ; 2.b. Subordinated securities, and other residual interests ((Column E) Other Consumer Loans)
SSRICIL            ; RCONC398 ; 0      ; 2.b. Subordinated securities, and other residual interests ((Column F) Commercial and Industrial Loans)
SSRIOTHLL          ; RCONC399 ; 0      ; 2.b. Subordinated securities, and other residual interests ((Column G) All Other Loans and All Leases)
SLCOF1_4           ; RCONC400 ; 0      ; 2.c. Standby letters of credit and other enhancements ((Column A)1 to 4 Family Residential Loans)
SLCOHEL            ; RCONC401 ; 0      ; 2.c. Standby letters of credit and other enhancements ((Column B) Home Equity Lines)
SLCOCCR            ; RCONC402 ; 0      ; 2.c. Standby letters of credit and other enhancements ((Column C) Credit Card Receivables)
SLCOAUTOL          ; RCONC403 ; 0      ; 2.c. Standby letters of credit and other enhancements ((Column D) Auto Loans)
SLCOOTHCL          ; RCONC404 ; 0      ; 2.c. Standby letters of credit and other enhancements ((Column E) Other Consumer Loans)
SLCOCIL            ; RCONC405 ; 0      ; 2.c. Standby letters of credit and other enhancements ((Column F) Commercial and Industrial Loans)
SLCOOTHLL          ; RCONC406 ; 0      ; 2.c. Standby letters of credit and other enhancements ((Column G) All Other Loans and All Leases)
UCASWRF1_4         ; RCONB726 ; 0      ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column A) 1 to 4 Family Residential Loans)
UCASWRHEL          ; RCONB727 ; 0      ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column B) Home Equity Loans)
UCASWRCCR          ; RCONB728 ; 0      ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column C) Credit Card Receivables)
UCASWRAUTOL        ; RCONB729 ; 0      ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column D) Auto Loans)
UCASWROTHCL        ; RCONB730 ; 0      ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column E) Other Consumer Loans)
UCASWRCIL          ; RCONB731 ; 0      ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column F) Commercial and Industrial Loans)
UCASWROTHLL        ; RCONB732 ; 0      ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column G) All Other Loans and All Leases)
                   ;          ;        ; 4. Past due loan amounts included in item 1:
PD30_89F1_4        ; RCONB733 ; 0      ; 4.a. 30 to 89 days past due ((Column A) 1 to 4 Family Residential Loans)
PD30_89HEL         ; RCONB734 ; 0      ; 4.a. 30 to 89 days past due ((Column B) Home Equity Loans)
PD30_89CCR         ; RCONB735 ; 0      ; 4.a. 30 to 89 days past due ((Column C) Credit Card Receivables)
PD30_89AUTOL       ; RCONB736 ; 0      ; 4.a. 30 to 89 days past due ((Column D) Auto Loans)
PD30_89OTHCL       ; RCONB737 ; 0      ; 4.a. 30 to 89 days past due ((Column E) Other Consumer Loans)
PD30_89CIL         ; RCONB738 ; 0      ; 4.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)
PD30_89OLL         ; RCONB739 ; 0      ; 4.a. 30 to 89 days past due ((Column G) All Other Loans and All Leases)
PD90MF1_4          ; RCONB740 ; 0      ; 4.b. 90 days or more past due ((Column A) 1 to 4 Family Residential Loans)
PD90MHEL           ; RCONB741 ; 0      ; 4.b. 90 days or more past due ((Column B) Home Equity Loans)
PD90MCCR           ; RCONB742 ; 0      ; 4.b. 90 days or more past due ((Column C) Credit Card Receivables)
PD90MAUTOL         ; RCONB743 ; 0      ; 4.b. 90 days or more past due ((Column D) Auto Loans)
PD90MOTHCL         ; RCONB744 ; 0      ; 4.b. 90 days or more past due ((Column E) Other Consumer Loans)
PD90MCIL           ; RCONB745 ; 0      ; 4.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)
PD90MOLL           ; RCONB746 ; 0      ; 4.b. 90 days or more past due ((Column G) All Other Loans and All Leases)
                   ;          ;        ; 5. Charge offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements (calendar year to date):
COFSASF1_4         ; RIADB747 ; 0      ; 5.a. Charge offs ((Column A) 1 to 4 Family Residential Loans)
COFSASHEL          ; RIADB748 ; 0      ; 5.a. Charge offs ((Column B) Home Equity Loans)
COFSASCCR          ; RIADB749 ; 0      ; 5.a. Charge offs ((Column C) Credit Card Receivables)
COFSASAUTOL        ; RIADB750 ; 0      ; 5.a. Charge offs ((Column D) Auto Loans)
COFSASOTHCL        ; RIADB751 ; 0      ; 5.a. Charge offs ((Column E) Other Consumer Loans)
COFSASCIL          ; RIADB752 ; 0      ; 5.a. Charge offs ((Column F) Commercial and Industrial Loans)
COFSASOLL          ; RIADB753 ; 0      ; 5.a. Charge offs ((Column G) All Other Loans and All Leases)
RECVASF1_4         ; RIADB754 ; 0      ; 5.b. Recoveries ((Column A) 1 to 4 Family Residential Loans)
RECVASHEL          ; RIADB755 ; 0      ; 5.b. Recoveries ((Column B) Home Equity Loans)
RECVASCCR          ; RIADB756 ; 0      ; 5.b. Recoveries ((Column C) Credit Card Receivables)
RECVASAUTOL        ; RIADB757 ; 0      ; 5.b. Recoveries ((Column D) Auto Loans)
RECVASOTHCL        ; RIADB758 ; 0      ; 5.b. Recoveries ((Column E) Other Consumer Loans)
RECVASCIL          ; RIADB759 ; 0      ; 5.b. Recoveries ((Column F) Commercial and Industrial Loans)
RECVASOLL          ; RIADB760 ; 0      ; 5.b. Recoveries ((Column G) All Other Loans and All Leases)
                   ;          ;        ; 6. Amount of ownership (or seller s) interests carried as:
OISECHEL           ; RCONB761 ; 0      ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column B) Home Equity Loans)
OISECCCR           ; RCONB762 ; 0      ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column C) Credit Card Receivables)
OISECCIL           ; RCONB763 ; 0      ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) (Column F) Commercial and Industrial Loans ((Column F) Commercial and Industrial Loans)
OILNHEL            ; RCONB500 ; 0      ; 6.b. Loans (included in Schedule RC C) ((Column B) Home Equity Loans)
OILNCCR            ; RCONB501 ; 0      ; 6.b. Loans (included in Schedule RC C) ((Column C) Credit Card Receivables)
OILNCIL            ; RCONB502 ; 0      ; 6.b. Loans (included in Schedule RC C) ((Column F) Commercial and Industrial Loans)
                   ;          ;        ; 7. Past due loan amounts included in interests reported in item 6.a:
SHELPD30_89        ; RCONB764 ; 0      ; 7.a. 30 to 89 days past due ((Column B) Home Equity Loans)
SCCRPD30_89        ; RCONB765 ; 0      ; 7.a. 30 to 89 days past due ((Column C) Credit Card Receivables)
SCILPD30_89        ; RCONB766 ; 0      ; 7.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)
SHELPD90M          ; RCONB767 ; 0      ; 7.b. 90 days or more past due ((Column B) Home Equity Loans)
SCCRPD90M          ; RCONB768 ; 0      ; 7.b. 90 days or more past due ((Column C) Credit Card Receivables)
SCILPD90M          ; RCONB769 ; 0      ; 7.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)
                   ;          ;        ; 8. Charge offs and recoveries on loan amounts included in interests reported in item 6. a (calendar year to date):
SHELCOFS           ; RIADB770 ; 0      ; 8.a. Charge offs ((Column B) Home Equity Loans)
SCCRCOFS           ; RIADB771 ; 0      ; 8.a. Charge offs ((Column C) Credit Card Receivables)
SCILCOFS           ; RIADB772 ; 0      ; 8.a. Charge offs ((Column F) Commercial and Industrial Loans)
SHELRECV           ; RAIDB773 ; 0      ; 8.b. Recoveries ((Column B) Home Equity Loans)
SCCRRECV           ; RIADB774 ; 0      ; 8.b. Recoveries ((Column C) Credit Card Receivables)
SCILRECV           ; RIADB775 ; 0      ; 8.b. Recoveries ((Column F) Commercial and Industrial Loans)
                   ;          ;        ; For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
CRXOBF1_4          ; RCONB776 ; 0      ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBHEL           ; RCONB777 ; 0      ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBCCR           ; RCONB778 ; 0      ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBAUTOL         ; RCONB779 ; 0      ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBOTHCL         ; RCONB780 ; 0      ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBCIL           ; RCONB781 ; 0      ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBOLL           ; RCONB782 ; 0      ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
UCOBF1_4           ; RCONB783 ; 0      ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column A) 1 to 4 Family Residential Loans)
UCOBFHEL           ; RCONB784 ; 0      ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column B) Home Equity Loans)
UCOBCCR            ; RCONB785 ; 0      ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column C) Credit Card Receivables)
UCOBAUTOL          ; RCONB786 ; 0      ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column D) Auto Loans)
UCOBOTHCL          ; RCONB787 ; 0      ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column E) Other Consumer Loans)
UCOBCIL            ; RCONB788 ; 0      ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column F) Commercial and Industrial Loans)
UCOBOLL            ; RCONB789 ; 0      ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column G) All Other Loans and All Leases)
                   ;          ;        ; Bank Asset Sales
ASRF1_4NS          ; RCONB790 ; 0      ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column A) 1 to 4 Family Residential Loans)
ASRHELNS           ; RCONB791 ; 0      ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column B) Home Equity Loans)
ASRCCRNS           ; RCONB792 ; 0      ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column C) Credit Card Receivables)
ASRAUTOLNS         ; RCONB793 ; 0      ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column D) Auto Loans)
ASROTHCLNS         ; RCONB794 ; 0      ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank (Column E) Other Consumer Loans ((Column E) Other Consumer Loans)
ASRCILNS           ; RCONB795 ; 0      ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank (Column F) Commercial and Industrial Loans ((Column F) Commercial and Industrial Loans)
ASROLLNS           ; RCONB796 ; 0      ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column G) All Other Loans and All Leases)
CRXF1_4ASR         ; RCONB797 ; 0      ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column A) 1 to 4 Family Residential Loans)
CRXHELASR          ; RCONB798 ; 0      ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column B) Home Equity Loans)
CRXCCRASR          ; RCONB799 ; 0      ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column C) Credit Card Receivables)
CRXAUTOLASR        ; RCONB800 ; 0      ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column D) Auto Loans)
CRXOCLASR          ; RCONB801 ; 0      ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column E) Other Consumer Loans)
CRXCILASR          ; RCONB802 ; 0      ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column F) Commercial and Industrial Loans)
CRXOLLASR          ; RCONB803 ; 0      ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column G) All Other Loans and All Leases)
                   ;          ;        ;
                   ;          ;        ; Memorandum items 1, 2, and 3 are to be completed beginning June 30, 2001.
                   ;          ;        ; Memoranda
                   ;          ;        ; M.1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
SMLBUSOBLG         ; RCONA249 ; 0      ; M.1.a. Outstanding principal balance
SMLBUSRECRS        ; RCONA250 ; 0      ; M.1.b. Amount of retained recourse on these obligations as of the report date
                   ;          ;        ; M.2. Outstanding principal balance of assets serviced for others:
ASRVWRF1_4         ; RCONB804 ; 0      ; M.2.a. 1 to 4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements
ASRVNRF1_4         ; RCONB805 ; 0      ; M.2.b. 1 to 4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements
LNSNFAMSERV        ; RCONA591 ; 0      ; M.2.c. Other financial assets*
                   ;          ;        ; M.3. Asset backed commercial paper conduits:
                   ;          ;        ; M.3.a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of:
CRXCONBK           ; RCONB806 ; 0      ; M.3.a.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company
CRXCONOIN          ; RCONB807 ; 0      ; M.3.a.(2) Conduits sponsored by other unrelated institutions
                   ;          ;        ; M.3.b. Unused commitments to provide liquidity to conduit structures:
UCCONBK            ; RCONB808 ; 0      ; M.3.b.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company
UCCONOIN           ; RCONB809 ; 0      ; M.3.b.(2) Conduits sponsored by other unrelated institutions
OTCCFFCR           ; RCONC407 ; 0      ; 4.Outstanding credit card fees and finance charges included in Schedule RC-S, item1, column C**
                   ;          ;        ; * Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than 10 million.
                   ;          ;        ; Schedule RC-T--Fiduciary and Related Services
                   ;          ;        ; Schedule RC-T is to be completed beginning December 31, 2001.
                   ;          ;        ; Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.
FIDPWIND           ; RCONA345 ; 1      ; 1. Does the institution have fiduciary powers? (If "NO", do not complete Schedule RC-T.)
FIDPWXIND          ; RCONA346 ; 1      ; 2. Does the institution exercise the fiduciary powers it has been granted?
FIDACTVIND         ; RCONB867 ; 1      ; 3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO", do not complete the rest of Schedule RC-T.)
                   ;          ;        ; If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:
                   ;          ;        ; Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross
                   ;          ;        ; fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
                   ;          ;        ; Items 4 through 19 quarterly, Items 20 through 23 annually with the December report, and Memorandum items 1 through 4 annually with the December report.
                   ;          ;        ; Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 mil (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
                   ;          ;        ; Items 4 through 23 annually with the December report, and Memorandum items 1 through 4 annually with the December report.
                   ;          ;        ; Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
                   ;          ;        ; Items 4 through 10 annually with the December report, and Memorandum items 1 through 3 annually with the December report.
                   ;          ;        ; FIDUCIARY AND RELATED ASSETS
PTRMASS            ; RCONB868 ; 251310 ; 4. Personal trust and agency accounts (Column A) Managed Assets
PTRNMASS           ; RCONB869 ; 12546  ; 4. Personal trust and agency accounts (Column B) Non-Managed Assets
PTRMNUM            ; RCONB870 ; 117    ; 4. Personal trust and agency accounts (Column C) Number of Managed Accounts
PTRNMNUM           ; RCONB871 ; 2      ; 4. Personal trust and agency accounts (Column D) Number of Non-Managed Accounts
                   ;          ;        ; 5. Retirement related trust and agency accounts:
EMBDFCMA           ; RCONB872 ; 0      ; a. Employee benefit--defined contribution (Column A) Managed Assets
EMBDFCNMA          ; RCONB873 ; 0      ; a. Employee benefit--defined contribution (Column B) Non-Managed Assets
EMBDFCMNUM         ; RCONB874 ; 0      ; a. Employee benefit--defined contribution (Column C) Number of Managed Accounts
EMBDFCNMNUM        ; RCONB875 ; 0      ; a. Employee benefit--defined contribution (Column D) Number of Non-Managed Accounts
EMBDFBMA           ; RCONB876 ; 0      ; b. Employee benefit--defined benefit (Column A) Managed Assets
EMBDFBNMA          ; RCONB877 ; 0      ; b. Employee benefit--defined benefit (Column B) Non-Managed Assets
EMBDFBMNUM         ; RCONB878 ; 0      ; b. Employee benefit--defined benefit (Column C) Number of Managed Accounts
EMBDFBNMNUM        ; RCONB879 ; 0      ; b. Employee benefit--defined benefit (Column D) Number of Non-Managed Accounts
ORTAMASS           ; RCONB880 ; 3734   ; c. Other retirement accounts (Column A) Managed Assets
ORTANMASS          ; RCONB881 ; 0      ; c. Other retirement accounts (Column B) Non-Managed Assets
ORTMNUM            ; RCONB882 ; 10     ; c. Other retirement accounts (Column C) Number of Managed Accounts
ORTNMNUM           ; RCONB883 ; 0      ; c. Other retirement accounts (Column D) Number of Non-Managed Accounts
CRPAGMASS          ; RCONB884 ; 0      ; 6. Corporate trust and agency accounts (Column A) Managed Assets
CRPAGNMASS         ; RCONB885 ; 18232122; 6. Corporate trust and agency accounts (Column B) Non-Managed Assets
CRPAGMNUM          ; RCONC001 ; 0      ; 6. Corporate trust and agency accounts (Column C) Number of Managed Accounts
CRPAGNMNUM         ; RCONC002 ; 4242   ; 6. Corporate trust and agency accounts (Column D) Number of Non-Managed Accounts
INVMASS            ; RCONB886 ; 273470 ; 7. Investment management agency accounts (Column A) Managed Assets
INVMNUM            ; RCONB888 ; 78     ; 7. Investment management agency accounts (Column C) Number of Managed Accounts
OFAMASS            ; RCONB890 ; 0      ; 8. Other fiduciary accounts (Column A) Managed Assets
OFANMASS           ; RCONB891 ; 0      ; 8. Other fiduciary accounts (Column B) Non-Managed Assets
OFAMNUM            ; RCONB892 ; 0      ; 8. Other fiduciary accounts (Column C) Number of Managed Accounts
OFANMNUM           ; RCONB893 ; 0      ; 8. Other fiduciary accounts (Column D) Number of Non-Managed Accounts
TFDAMASS           ; RCONB894 ; 528514 ; 9. Total fiduciary accounts (sum of items 4 through 8) (Column A) Managed Assets
TFDANMASS          ; RCONB895 ; 18244668; 9. Total fiduciary accounts (sum of items 4 through 8) (Column B) Non-Managed Assets
TFDAMNUM           ; RCONB896 ; 205    ; 9. Total fiduciary accounts (sum of items 4 through 8) (Column C) Number of Managed Accounts
TFDANMNUM          ; RCONB897 ; 4244   ; 9. Total fiduciary accounts (sum of items 4 through 8) (Column D) Number of Non-Managed Accounts
CUSTNMASS          ; RCONB898 ; 0      ; 10. Custody and safekeeping accounts (Column B) Non-Managed Assets
CUSTNMNUM          ; RCONB899 ; 0      ; 10. Custody and safekeeping accounts (Column D) Number of Non-Managed Accounts
                   ;          ;        ; 11. Not applicable
                   ;          ;        ; Memoranda
                   ;          ;        ; 1. Managed assets held in personal trust and agency accounts:
PTRNINTDEP         ; RCONB913 ;        ; a. Noninterest-bearing deposits
PTRINTDEP          ; RCONB914 ;        ; b. Interest-bearing deposits
PTRUSGOVT          ; RCONB915 ;        ; c. U.S. Treasury and U.S. Government agency obligations
PTRMUNI            ; RCONB916 ;        ; d. State, county and municipal obligations
PTRMMF             ; RCONB917 ;        ; e. Money market mutual funds
PTRSHTOBL          ; RCONB918 ;        ; f. Other short-term obligations
PTROTHNB           ; RCONB919 ;        ; g. Other notes and bonds
PTRCPSTK           ; RCONB920 ;        ; h. Common and preferred stocks
PTRREMTG           ; RCONB921 ;        ; i. Real estate mortgages
PTRRE              ; RCONB922 ;        ; j. Real estate
PTRMISC            ; RCONB923 ;        ; k. Miscellaneous assets
TPTRAG             ; RCONB868 ;        ; l. Total managed assets held in personal trust and agency accounts (sum of Memorandum items 1.a through 1.k) VALUES (must equal Schedule RC-T, item 4, column A)
                   ;          ;        ; 2. Corporate trust and agency accounts:
CPMUNINUM          ; RCONB927 ;        ; a. Corporate and municipal trusteeships (Column A) Number of Issues
CPMUNIAMT          ; RCONB928 ;        ; a. Corporate and municipal trusteeships (Column B) Principal Amount
CPOTHNUM           ; RCONB929 ;        ; b. Transfer agent, registrar, paying agent, and other corporate agency (Column A) Number of Issues
                   ;          ;        ; 3. Collective investment funds and common trust funds:
DMEQNUM            ; RCONB931 ;        ; a. Domestic equity (Column A) Number of Funds
DMEQMV             ; RCONB932 ;        ; a. Domestic equity (Column B) Market Value of Fund Assets
GLEQNUM            ; RCONB933 ;        ; b. International/Global equity (Column A) Number of Funds
GLEQMV             ; RCONB934 ;        ; b. International/Global equity (Column B) Market Value of Fund Assets
STKBNDNUM          ; RCONB935 ;        ; c. Stock/Bond blend (Column A) Number of Funds
STKBNDMV           ; RCONB936 ;        ; c. Stock/Bond blend (Column B) Market Value of Fund Assets
TXBNDNUM           ; RCONB937 ;        ; d. Taxable bond (Column A) Number of Funds
TXBNDMV            ; RCONB938 ;        ; d. Taxable bond (Column B) Market Value of Fund Assets
MUNINUM            ; RCONB939 ;        ; e. Municipal bond (Column A) Number of Funds
MUNIMV             ; RCONB940 ;        ; e. Municipal bond (Column B) Market Value of Fund Assets
SHMMNUM            ; RCONB941 ;        ; f. Short term investments/Money market (Column A) Number of Funds
SHMMMV             ; RCONB942 ;        ; f. Short term investments/Money market (Column B) Market Value of Fund Assets
SPOTHNUM           ; RCONB943 ;        ; g. Specialty/Other (Column A) Number of Funds
SPOTHMV            ; RCONB944 ;        ; g. Specialty/Other (Column B) Market Value of Fund Assets
TCIFNUM            ; RCONB945 ;        ; h. Total collective investment funds (sum of Memorandum items 3.a through 3.g) VALUES (Column A) Number of Funds
TCIFMV             ; RCONB946 ;        ; h. Total collective investment funds (sum of Memorandum items 3.a through 3.g) VALUES (Column B) Market Value of Fund Assets
                   ;          ;        ; Schedule RC Z THIS PAGE IS TO BE COMPLETED BY ALL BANKS
                   ;          ;        ; LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
LEONUM             ; RCON3561 ; 0      ; a. Number of loans made to executive officers since the previous Call Report date
LEOAMT             ; RCON3562 ; 0      ; b. Total dollar amount of above loans (in thousands of dollars)
LEOINTLO           ; RCON7701 ; 0      ; c. Range of interest charged on above loans (example: 9 3/4% = 9.75)
LEOINTHI           ; RCON7702 ; 0      ; c. Range of interest charged on above loans (example: 9 3/4% = 9.75)
                   ;          ;        ; Schedule RI Income Statement
                   ;          ;        ; 1. Interest income:
                   ;          ;        ; 1.a. (1)through (6) are to be completed by all banks.
IRELNS             ; RIAD4011 ; 0      ; 1.a.(1) Loans secured by real estate
ICILNS             ; RIAD4012 ; 0      ; 1.a.(2) Commercial and industrial loans
                   ;          ;        ; 1.a.(3) Loans to individuals for household, family, and other personal expenditures:
ILINDCRCD          ; RIADB485 ; 0      ; 1.a.(3)(a) Credit cards
ILINDOTH           ; RIADB486 ; 0      ; 1.a.(3)(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)
IFORGOVLNS         ; RIAD4056 ; 0      ; 1.a.(4) Loans to foreign governments and official institutions
IOTHLOANS          ; RIAD4058 ; 0      ; 1.a.(5) All other loans**
ILOANS             ; RIAD4010 ; 0      ; 1.a.(6) Total interest and fee income on loans
IDLFIN             ; RIAD4065 ; 0      ; 1.b. Income from lease financing receivables
IDEPINBAL          ; RIAD4115 ; 376    ; 1.c. Interest income on balances due from depository institutions***
                   ;          ;        ; 1.d. Interest and dividend income on securities:
IUSTRSXMBS         ; RIADB488 ; 1011   ; 1.d.(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage backed securities)
IMORTBS            ; RIADB489 ; 0      ; 1.d.(2) Mortgage backed securities
ISECAOTH           ; RIAD4060 ; 0      ; 1.d.(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)
ITRADE             ; RIAD4069 ; 0      ; 1.e. Interest income from trading assets
IFFSOLD            ; RIAD4020 ; 0      ; 1.f. Interest income on federal funds sold and securities purchased under agreements to resell
IOTHINT            ; RIAD4518 ; 90     ; 1.g. Other interest income
TOTINTINC          ; RIAD4107 ; 1477   ; 1.h. Total interest income (sum of items 1.a(6) through 1.g)
                   ;          ;        ; 2. Interest expense:
                   ;          ;        ; 2.a. Interest on deposits:
ETRANSDEP          ; RIAD4508 ; 0      ; 2.a.(1) Transaction accounts (NOW accounts ATS accounts, and telephone and preauthorized transfer accounts)
                   ;          ;        ; 2.a.(2) Nontransaction accounts:
ENTSAVDP           ; RIAD0093 ; 0      ; 2.a.(2)(a) Savings deposits (includes MMDAs)
ETMEGT100          ; RIADA517 ; 0      ; 2.a.(2)(b) Time deposits of $100,000 or more
ETMELT100          ; RIADA518 ; 0      ; 2.1.(2) c) Time deposits of less than $100,000
EFFPUR             ; RIAD4180 ; 0      ; 2.b. Expense of federal funds purchased and securities sold under agreements to repurchase
EBORROWING         ; RIAD4185 ; 0      ; 2.c. Interest on trading liabilities and other borrowed money
ESUBORN            ; RIAD4200 ; 0      ; 2.d. Interest on subordinated notes and debentures
TOTINTEXP          ; RIAD4073 ; 0      ; 2.e. Total interest expense (sum of items 2.a through 2.d)
NETINTINC          ; RIAD4074 ; 1477   ; 3. Net interest income (item 1.h minus 2.e)
ELNLOSS            ; RIAD4230 ; 0      ; 4. Provision for loan and lease losses
                   ;          ;        ; 5. Noninterest income:
IFIDUC             ; RIAD4070 ; 48258  ; 5.c. Trading revenue****
ISERCHG            ; RIAD4080 ; 0      ; 5.b. Service charges on deposit accounts
TRDREVTOT          ; RIADA220 ; 0      ; 5.c. Trading revenue*****
IINVBKF            ; RIADB490 ; 0      ; 5.d. Investment banking, advisory, brokerage, and underwriting fees and commissions
IVTCAPREV          ; RIADB491 ; 0      ; 5.e. Venture capital revenue
INETSRVF           ; RIADB492 ; 0      ; 5.f. Net servicing fees
INETSECZ           ; RIADB493 ; 0      ; 5.g. Net securitization income
UNDWRINC           ; RIADC386 ; 0      ; 5.h.1. Underwriting income from insurance and reinsurance activities
INCOTHACT          ; RIADC387 ; 0      ; 5.h.2. Income from other insurance activities
NETGNSLN           ; RIAD5416 ; 0      ; 5.i. Net gains (losses) on sales of loans and leases
NETGNSRE           ; RIAD5415 ; 0      ; 5.j. Net gains (losses) on sales of other real estate owned
NETGNSOA           ; RIADB496 ; 0      ; 5.k. Net gains (losses) on sales of other assets (excluding securities)
OTHNIINC           ; RIADB497 ; 0      ; 5.l. Other noninterest income*
TOTNINTINC         ; RIAD4079 ; 48258  ; 5.m. Total noninterest income (sum of items 5.A through 5.L)
ISECGLHTM          ; RIAD3521 ; 0      ; 6.a. Realized gains (losses) on held to maturity securities
ISECGLAFS          ; RIAD3196 ; 0      ; 6.b. Realized gains (losses) on available for sale securities
                   ;          ;        ; 7. Noninterest expense:
ESAL               ; RIAD4135 ; 11355  ; 7.a. Salaries and employee benefits
EPREMAGG           ; RIAD4217 ; 2285   ; 7.b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)
GDWLIMPLS          ; RIADC216 ; 0      ; 7.c.1. Goodwill impairment losses
AMEXPINTN          ; RIADC232 ; 0      ; 7.c.2. Amortization expense and impairment losses for other intangible assets
EOTHNONINT         ; RIAD4092 ; 23018  ; 5.l. Other noninterest expense*
TOTNINTEXP         ; RIAD4093 ; 36658  ; 7.e.Total noninterest expense (sum of items 7.a through 7.d)
INCBEFTAX          ; RIAD4301 ; 13077  ; 8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)
INCTAXOPER         ; RIAD4302 ; 5559   ; 9. Applicable income taxes (on item 8)
INCBEFEXTR         ; RIAD4300 ; 7518   ; 10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)
EXTRA              ; RIAD4320 ; 0      ; 11. Extraordinary items and other adjustments, net of income taxes*
NETINC             ; RIAD4340 ; 7518   ; 12. Net income (loss) (sum of items 10 and 11)
EINTNOTDED         ; RIAD4513 ; 0      ; M.1. Interest expense incurred to carry tax exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes
IFEEMUTFND         ; RIAD8431 ; 0      ; M.2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)
IESTTXEXOT         ; RIAD4313 ; 0      ; M.3. Income on tax exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)
ITXEXSECST         ; RIAD4507 ; 0      ; M.4. Income on tax exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))
NUMEMP             ; RIAD4150 ; 205    ; M.5. Number of full time equivalent employees at end of current period (round to nearest whole number)
IFARMLOANS         ; RIAD4024 ; 0      ; M.6. Memorandum item 6 is to be completed by:****** banks with $300 million or more in total assets, and banks with $25 million or more in total assets, but less than $300
BNKACQDTE          ; RIAD9106 ; 0      ; M.7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the banks acquisition *******
                   ;          ;        ; M.8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks:
INTRTETRDREV       ; RIAD8757 ; 0      ; M.8.a. Interest rate exposures
FGNEXTRDREV        ; RIAD8758 ; 0      ; M.8.b. Foreign exchange exposures
EQTRDREV           ; RIAD8759 ; 0      ; M.8.c. Equity security and index exposures
CMDTYTRDREV        ; RIAD8760 ; 0      ; M.8.d. Commodity and other exposures
                   ;          ;        ; M.9. To be completed by banks with $100 million or more in total assets:****** Impact on income of derivatives held for purposes other than trading:
IINTCHGDER         ; RIAD8761 ; 0      ; M.9.a. Net increase (decrease) to interest income
EINTCHGDER         ; RIAD8762 ; 0      ; M.9.b. Net (increase) decrease to interest expense
NINTCHGDER         ; RIAD8763 ; 0      ; M.9.c. Other (noninterest) allocations
CRLOSDER           ; RIADA251 ;        ; M.10. To be completed by banks with $300 million or more in total assets:****** Credit losses on derivatives (see instructions)
SUBCHAPSIND        ; RIADA530 ; 0      ; M.11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?
                   ;          ;        ; * Describe on Schedule RI E+Explanations
                   ;          ;        ; **. Includes interest and fee income on Loans to depository institutions and acceptances of other banks, Loans to finance agricultural production and other loans of farmers,
                   ;          ;        ; ***. Includes interest income on time certificates of deposit not held for trading.
                   ;          ;        ; **** For banks required to complete Schedule RC T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC T, item 19.
                   ;          ;        ; ***** For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.
                   ;          ;        ; ****** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
                   ;          ;        ; ******* For example, a bank acquired on March 1, 2005, would report 20050301.
                   ;          ;        ; Schedule RI A Changes in Equity Capital
CAPPREV            ; RIAD3217 ; 115056 ; 1. Total equity capital most recently reported for the December 31, 2004, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)
CAPRESTATE         ; RIADB507 ; 0      ; 2. Restatements due to corrections of material accounting errors and changes in accounting principles*
CAPBALPY           ; RIADB508 ; 115056 ; 3. Balance end of previous calendar year as restated (sum of items 1 and 2)
CAPNET             ; RIAD4340 ; 7518   ; 4. Net income (loss) (must equal Schedule RI, item 12)
CAPSTKXTR          ; RIADB509 ; 0      ; 5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)
CAPTRSTK           ; RIADB510 ; 0      ; 6. Treasury stock transactions, net
CAPMRG             ; RIAD4356 ; 0      ; 7. Changes incident to business combinations, net
CAPDIVP            ; RIAD4470 ; 0      ; 8. LESS: Cash dividends declared on preferred stock
CAPDIVC            ; RIAD4460 ; 0      ; 9. LESS: Cash dividends declared on common stock
CAPCOMPI           ; RIADB511 ; 11     ; 10. Other comprehensive income **
CAPHOLDTRX         ; RIAD4415 ; 0      ; 11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)
CAPEND             ; RIAD3210 ; 122585 ; 12. Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 28)
                   ;          ;        ; *Describe on Schedule RI E+Explanations.
                   ;          ;        ; ** Includes changes in net unrealized holding gains (losses) on available for sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.
                   ;          ;        ; Schedule RI B Charge offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses
                   ;          ;        ; Part I. Charge offs and Recoveries on Loans and Leases
                   ;          ;        ; Part I excludes charge offs and recoveries through the allocated transfer risk reserve.
                   ;          ;        ; 1. Loans secured by real estate:
CONSTCOFS          ; RIAD3582 ; 0      ; 1.a. Construction, land development, and other land loans ((Column A) Charge offs* (Calendar year to date))
CONSTRECOV         ; RIAD3583 ; 0      ; 1.a. Construction, land development, and other land loans ((Column B) Recoveries (Calendar year to date))
FARMCHGOF          ; RIAD3584 ; 0      ; 1.b. Secured by farmland ((Column A) Charge offs* (Calendar year to date))
FARMRECOV          ; RIAD3585 ; 0      ; 1.b. Secured by farmland ((Column B) Recoveries (Calendar year to date))
                   ;          ;        ; 1.c. Secured by 1 to 4 family residential properties:
REVRSCOFS          ; RIAD5411 ; 0      ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column A) Charge offs* (Calendar year to date))
REVRSRECOV         ; RIAD5412 ; 0      ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) Recoveries (Calendar year to date))
                   ;          ;        ; 1.c.(2) Closed end loans secured by 1 to 4 family residential properties
CLD1STCOFS         ; RIADC234 ; 0      ; 1.c.(2).(a)  Secured by first liens ((Column A) Charge offs* (Calendar year to date))
CLD1STRECOV        ; RIADC217 ; 0      ; 1.c.(2).(a)  Secured by first liens ((Column B) Recoveries (Calendar year to date))
CLDJLCOFS          ; RIADC235 ; 0      ; 1.c.(2).(a)  Secured by junior liens ((Column A) Charge offs* (Calendar year to date))
CLDJLRECOV         ; RIADC218 ; 0      ; 1.c.(2).(a)  Secured by junior liens ((Column B) Recoveries (Calendar year to date))
MLTRSCOFS          ; RIAD3588 ; 0      ; 1.d. Secured by multifamily (5 or more) residential properties ((Column A) Charge offs* (Calendar year to date))
MLTRSRECOV         ; RIAD3589 ; 0      ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) Recoveries (Calendar year to date))
NONRSCOFS          ; RIAD3590 ; 0      ; 1.e. Secured by nonfarm nonresidential properties ((Column A) Charge offs* (Calendar year to date))
NONRSRECOV         ; RIAD3591 ; 0      ; 1.e. Secured by nonfarm nonresidential properties ((Column B) Recoveries (Calendar year to date))
DEPCOFS            ; RIAD4481 ; 0      ; 2. Loans to depository institutions and acceptances of other banks ((Column A) Charge offs* (Calendar year to date))
DEPRECV            ; RIAD4482 ; 0      ; 2. Loans to depository institutions and acceptances of other banks ((Column B) Recoveries (Calendar year to date))
                   ;          ;        ; 3. Not applicable
CICOFS             ; RIAD4638 ; 0      ; 4. Commercial and industrial loans ((Column A) Charge offs* (Calendar year to date))
CIRECV             ; RIAD4608 ; 0      ; 4. Commercial and industrial loans ((Column B) Recoveries (Calendar year to date))
                   ;          ;        ; 5. Loans to individuals for household, family, and other personal expenditures:
CRCDCOFS           ; RIADB514 ; 0      ; 5.a. Credit cards ((Column A) Charge offs* (Calendar year to date))
CRCDRECOV          ; RIADB515 ; 0      ; 5.a. Credit cards ((Column B) Recoveries (Calendar year to date))
NCRCDCOFS          ; RIADB516 ; 0      ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Charge offs* (Calendar year to date))
NCRCDRECOV         ; RIADB517 ; 0      ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Recoveries (Calendar year to date))
FGCOFS             ; RIAD4643 ; 0      ; 6. Loans to foreign governments and official institutions ((Column A) Charge offs* (Calendar year to date))
FGRECV             ; RIAD4627 ; 0      ; 6. Loans to foreign governments and official institutions ((Column B) Recoveries (Calendar year to date))
OLNSCOFS           ; RIAD4644 ; 0      ; 7. All other loans** ((Column A) Charge offs* (Calendar year to date))
OLNSRECV           ; RIAD4628 ; 0      ; 7. All other loans* ((Column B) Recoveries (Calendar year to date))
LEASECOFS          ; RIAD4266 ; 0      ; 8. Lease financing receivables ((Column A) Charge offs* (Calendar year to date))
LEASERECV          ; RIAD4267 ; 0      ; 8. Lease financing receivables ((Column B) Recoveries (Calendar year to date))
TOTALCOFS          ; RIAD4635 ; 0      ; 9. Total (sum of items 1 through 8) ((Column A) Charge offs* (Calendar year to date))
TOTALRECV          ; RIAD4605 ; 0      ; 9. Total (sum of items 1 through 8) ((Column B) Recoveries (Calendar year to date))
COMRECOFS          ; RIAD5409 ; 0      ; M.1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above
COMRERECOV         ; RIAD5410 ; 0      ; M.1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above
                   ;          ;        ; M.2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:***
RECOFSNUS          ; RIAD4652 ;        ; M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RI B, part I, item 1, above) ((Column A) Charge offs* (Calendar year to date))
RERECVNUS          ; RIAD4662 ;        ; M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RI B, part I, item 1, above) ((Column B) Recoveries (Calendar year to date))
DEPCOFSFOR         ; RIAD4654 ;        ; M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column A) Charge offs* (Calendar year to date))
DEPRECVFOR         ; RIAD4664 ;        ; M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column B) Recoveries (Calendar year to date))
CINUCOFS           ; RIAD4646 ;        ; M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RI B, part I, item 4, above) ((Column A) Charge offs* (Calendar year to date))
CINURECV           ; RIAD4618 ;        ; M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RI B, part I, item 4, above) ((Column B) Recoveries (Calendar year to date))
LSECOFSNUS         ; RIAD4659 ;        ; M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RI B, part I, item 8, above) ((Column A) Charge offs* (Calendar year to date))
LSERECVNUS         ; RIAD4669 ;        ; M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RI B, part I, item 8, above) ((Column B) Recoveries (Calendar year to date))
FARMCOFS           ; RIAD4655 ; 0      ; M.3. Memorandum item 3 is to be completed by:*** banks with $300 million or more in total assets, and banks with less than $300 million in total assets that have loans to
FARMRECV           ; RIAD4665 ; 0      ; M.3. Memorandum item 3 is to be completed by:*** banks with $300 million or more in total assets, and banks with less than $300 million in total assets that have loans to
UNCOLLCCF          ; RIADC388 ; 0      ; M.4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)
                   ;          ;        ; Part II. Changes in Allowance for Loan and Lease Losses
LNLSPREV           ; RIADB522 ; 0      ; 1. Balance most recently reported for the December 31, 2004, Reports of Condition and Income. (i.e., after adjustments from amended Reports of Income)
LNLSREC            ; RIAD4605 ; 0      ; 2. Recoveries (must equal part I, item 9, column B above)
LNCOFSWRD          ; RIADC079 ; 0      ; 3. LESS: Charge-offs (sum of part I, item 9, column A above and Schedule RI-E, item 6.a)
LNWRDADJ           ; RIAD5523 ; 0      ; 4. LESS: Write-downs arising from transfers of loans to a held-for-sale account
LNLSPROV           ; RIAD4230 ; 0      ; 5. Provision for loan and lease losses (must equal Schedule RI, item 4)
ALLWADJS           ; RIADC233 ; 0      ; 6. Adjustments* (see instructions for this schedule)
LNLSEND            ; RIAD3123 ; 0      ; 7. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item 4.c)
                   ;          ;        ; Memoranda
ALLCTRR            ; RIADC435 ; 0      ; 1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7 above
SPVALUCCF          ; RIADC389 ; 0      ; 2. Separate valuation allowance for uncollectible retail credit card fees and finance charges
CCFALLW            ; RIADC390 ; 0      ; 3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges
                   ;          ;        ; Memorandum item 4 is to be completed by all banks.
RIADC781           ; RIADC781 ; 0      ; 4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part II,item 7, above)
                   ;          ;        ; * Include write-downs arising from transfers of loans to the held-for-sale-account.
                   ;          ;        ; ** Includes charge offs and recoveries on Loans to finance agricultural production and other loans to farmers, Obligations (other than securities and leases) of states and political
                   ;          ;        ; *** The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2000, Report of Condition.
                   ;          ;        ; **** Describe on Schedule RI E+Explanations
                   ;          ;        ; Schedule RI E Explanations
                   ;          ;        ; Schedule RI E is to be completed each quarter on a calendar year to date basis.
                   ;          ;        ; Detail all adjustments in Schedule RI A and RI B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other
                   ;          ;        ; 1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m: (Year to date)
IFPRCHECKS         ; RIADC013 ; 0      ; 1.a. Income and fees from the printing and sale of checks
INCRVALCSV         ; RIADC014 ; 0      ; 1.b. Earnings on/increase in value of cash surrender value of life insurance
ATMFEEINC          ; RIADC016 ; 0      ; 1.c. Income and fees from automated teller machines (ATMs)
RENTINORE          ; RIAD4042 ; 0      ; 1.d. Rent and other income from other real estate owned
SAFEDRENT          ; RIADC015 ; 0      ; 1.e. Safe deposit box rent
INONINTA           ; RIAD4461 ; 0      ; 1.f. TEXT 4461
INONINTB           ; RIAD4462 ; 0      ; 1.g. TEXT 4462
INONINTC           ; RIAD4463 ; 0      ; 1.h. TEXT 4463
                   ;          ;        ; 2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
EXPDPROC           ; RIADC017 ; 0      ; 2.a. Data processing expenses
EXPADVMKT          ; RIAD0497 ; 0      ; 2.b. Advertising and marketing expenses
DRECTSFEE          ; RIAD4136 ; 0      ; 2.c. Directors fees
STAPRTSUP          ; RIADC018 ; 0      ; 2.d. Printing, stationery, and supplies
EXPPOSTG           ; RIAD8403 ; 0      ; 2.e. Postage
EXPLEGAL           ; RIAD4141 ; 0      ; 2.f. Legal fees and expenses
DEPINSASM          ; RIAD4146 ; 0      ; 2.g. FDIC deposit insurance assessments
ENONINTA           ; RIAD4464 ; 11705  ; 2.h. TEXT 4464
ENONINTB           ; RIAD4467 ; 5613   ; 2.i. TEXT 4467
ENONINTC           ; RIAD4468 ; 3821   ; 2.j. TEXT 4468
                   ;          ;        ; 3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
EXTRAA             ; RIAD4469 ; 0      ; 3.a.(1) TEXT 4469 (Year to date)
EXTAXA             ; RIAD4486 ; 0      ; 3.a.(2) Applicable income tax effect
EXTRAB             ; RIAD4487 ; 0      ; 3.b.(1) TEXT 4487
EXTAXB             ; RIAD4488 ; 0      ; 3.b.(2) Applicable income tax effect
EXTRAC             ; RIAD4489 ; 0      ; 3.c.(1) TEXT 4489
EXTAXC             ; RIAD4491 ; 0      ; 3.c.(2) Applicable income tax effect
                   ;          ;        ; 4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI A, item 2) (itemize and describe all restatements):
CAPRESTA           ; RIADB526 ; 0      ; 4.a.TEXT B526
CAPRESTB           ; RIADB527 ; 0      ; 4.b. TEXT B527
                   ;          ;        ; 5. Other transactions with parent holding company (from Schedule RI A, item 11)(itemize and describe all such transactions):
CAPHOLDA           ; RIAD4498 ; 0      ; 5.a. TEXT 4498
CAPHOLDB           ; RIAD4499 ; 0      ; 5.b. TEXT 4499
                   ;          ;        ; 6. Adjustments to allowance for loan and lease losses (from Schedule RI B, part II, item 6) (itemize and describe all adjustments):
LNLSADJA           ; RIAD4521 ; 0      ; 6.a. (TEXT 4521)
LNLSADJB           ; RIAD4522 ; 0      ; 6.b. (TEXT 4522)
                   ;          ;        ; 7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):